                                                                    Exhibit 4(b)

- - --------------------------------------------------------------------------------

                                    KEYCORP

                                       TO

                             BANKERS TRUST COMPANY,
                                                  Trustee



                               __________________

                          SUBORDINATED DEBT SECURITIES

                               __________________

                                   INDENTURE

                          Dated as of June 10, 1994


                               __________________



- - --------------------------------------------------------------------------------

                                    KEYCORP
                 Certain Sections of this Indenture relating to
                  Sections 310 through 318, inclusive, of the
                          Trust Indenture Act of 1939:



Trust Indenture
Act Section                                         Indenture Section
(S)310 (a)(1)..................................     607(a)
       (a)(2)..................................     607(a)
       (b).....................................     607(b), 608
(S)312 (c).....................................     701
(S)314 (a).....................................     703
       (a)(4)..................................     1005
       (c)(1)..................................     102
       (c)(2)..................................     102
       (e).....................................     102
(S)315 (b).....................................     601
(S)316 (a) (last sentence).....................     101 ("Outstanding")
       (a)(1)(A)...............................     502, 512
       (a)(1)(B)...............................     513
       (b).....................................     508
       (c).....................................     104(e)
(S)317 (a)(1)..................................     503
       (a)(2)..................................     504
(S)318 (a).....................................     111
       (c).....................................     111

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                       TABLE OF CONTENTS

    RECITALS OF THE COMPANY...................................  1

                          ARTICLE ONE

               Definitions and Other Provisions
                    of General Application


    Section 101.  Definitions.................................  1
    Section 102.  Compliance Certificates and Opinions........ 14
    Section 103.  Form of Documents Delivered to Trustee...... 15
    Section 104.  Acts of Holders; Record Dates............... 15
    Section 105.  Notices, Etc. to Trustee and Company........ 17
    Section 106.  Notice to Holders; Waiver................... 17
    Section 107.  Effect of Headings and Table of Contents.... 18
    Section 108.  Successors and Assigns...................... 19
    Section 109.  Separability Clause......................... 19
    Section 110.  Benefits of Indenture....................... 19
    Section 111.  Governing Law............................... 19
    Section 112.  Legal Holidays.............................. 19
    Section 113.  Obligations of the Company Not Obligations
                  of the Trustee.............................. 20

                          ARTICLE TWO

                        Security Forms


    Section 201.  Forms Generally............................. 20
    Section 202.  Form of Trustee's Certificate of
                  Authentication.............................. 21
    Section 203.  Securities Issuable in Global Form.......... 21

                         ARTICLE THREE

                        The Securities


    Section 301.  Amount Unlimited; Issuable in Series........ 22
    Section 302.  Denominations............................... 27
    Section 303.  Execution, Authentication, Delivery and
                  Dating...................................... 27
    Section 304.  Temporary Securities........................ 29
    Section 305.  Registration, Registration of Transfer and
                  Exchange.................................... 32
    Section 306.  Mutilated, Destroyed, Lost and Stolen
                  Securities.................................. 35

    Section 307.  Payment of Interest; Interest Rights
                  Preserved; Optional Interest Reset.......... 36
    Section 308.  Optional Extension of Maturity.............. 40
    Section 309.  Persons Deemed Owners....................... 41
    Section 310.  Cancellation................................ 42
    Section 311.  Computation of Interest..................... 42
    Section 312.  Currency and Manner of Payments in Respect
                  of Securities............................... 42
    Section 313.  Appointment and Resignation of Successor
                  Exchange Rate Agent......................... 47
    Section 314.  CUSIP Numbers............................... 47

                         ARTICLE FOUR

                  Satisfaction and Discharge


    Section 401.  Satisfaction and Discharge of Indenture..... 48
    Section 402.  Application of Trust Money.................. 49

                         ARTICLE FIVE

                           Remedies


    Section 501.  Events of Default........................... 50
    Section 502.  Acceleration of Maturity; Rescission and
                  Annulment................................... 51
    Section 503.  Collection of Indebtedness and Suits for
                  Enforcement by Trustee...................... 52
    Section 504.  Trustee May File Proofs of Claim............ 54
    Section 505.  Trustee May Enforce Claims Without
                  Possession of Securities.................... 54
    Section 506.  Application of Money Collected.............. 55
    Section 507.  Limitation on Suits......................... 55
    Section 508.  Unconditional Right of Holders to Receive
                  Principal, Premium and Interest............. 56
    Section 509.  Restoration of Rights and Remedies.......... 56
    Section 510.  Rights and Remedies Cumulative.............. 57
    Section 511.  Delay or Omission Not Waiver................ 57
    Section 512.  Control by Holders.......................... 57
    Section 513.  Waiver of Past Defaults..................... 57
    Section 514.  Waiver of Stay or Extension Laws............ 58

                          ARTICLE SIX

                          The Trustee


    Section 601.  Notice of Defaults.......................... 58
    Section 602.  Certain Rights of Trustee................... 59
    Section 603.  Not Responsible for Recitals or Issuance of
                  Securities.................................. 60
    Section 604.  May Hold Securities......................... 61
    Section 605.  Money Held in Trust......................... 61
    Section 606.  Compensation and Reimbursement.............. 61
    Section 607.  Corporate Trustee Required; Eligibility..... 62
    Section 608.  Resignation and Removal; Appointment of
                  Successor................................... 62
    Section 609.  Acceptance of Appointment by Successor...... 64
    Section 610.  Merger, Conversion, Consolidation or
                  Succession to Business...................... 65
    Section 611.  Appointment of Authenticating Agent......... 66

                         ARTICLE SEVEN

       Holders' Lists and Reports by Trustee and Company


    Section 701.  Disclosure of Names and Addresses of Holders 68
    Section 702.  Reports by Trustee.......................... 68
    Section 703.  Reports by Company.......................... 68
    Section 704.  Calculation of Original Issue Discount...... 69

                         ARTICLE EIGHT

     Consolidation, Merger, Conveyance, Transfer or Lease


    Section 801.  Company May Consolidate, Etc., Only on
                  Certain Terms............................... 69
    Section 802.  Successor Substituted....................... 70

                         ARTICLE NINE

                    Supplemental Indentures


    Section 901.  Supplemental Indentures Without Consent of
                  Holders..................................... 70
    Section 902.  Supplemental Indentures with Consent of
                  Holders..................................... 72
    Section 903.  Execution of Supplemental Indentures........ 73

    Section 904.  Effect of Supplemental Indentures........... 74
    Section 905.  Conformity with Trust Indenture Act......... 74
    Section 906.  Reference in Securities to Supplemental
                  Indentures.................................. 74
    Section 907.  Subordination Unimpaired.................... 74

                          ARTICLE TEN

                           Covenants


    Section 1001. Payment of Principal, Premium and Interest.. 75
    Section 1002. Maintenance of Office or Agency............. 75
    Section 1003. Money for Securities Payments to Be Held in
                  Trust....................................... 77
    Section 1004. Additional Amounts.......................... 78
    Section 1005. Statement by Officers as to Default......... 79
    Section 1006. Existence................................... 79
    Section 1007. Maintenance of Properties................... 80
    Section 1008. Payment of Taxes and Other Claims........... 80
    Section 1009. Waiver of Certain Covenants................. 80

                        ARTICLE ELEVEN

                   Redemption of Securities


    Section 1101. Applicability of Article.................... 81
    Section 1102. Election to Redeem; Notice to Trustee....... 81
    Section 1103. Selection by Trustee of Securities to Be
                  Redeemed.................................... 81
    Section 1104. Notice of Redemption........................ 82
    Section 1105. Deposit of Redemption Price................. 83
    Section 1106. Securities Payable on Redemption Date....... 84
    Section 1107. Securities Redeemed in Part................. 85

                        ARTICLE TWELVE

                         Sinking Funds


    Section 1201. Applicability of Article.................... 85
    Section 1202. Satisfaction of Sinking Fund Payments with
                  Securities.................................. 85
    Section 1203. Redemption of Securities for Sinking Fund... 86

                       ARTICLE THIRTEEN

              Defeasance and Covenant Defeasance


    Section 1301. Applicability of Article; Company's Option
                  to Effect Defeasance or Covenant Defeasance.  87
    Section 1302. Defeasance and Discharge....................  87
    Section 1303. Covenant Defeasance.........................  88
    Section 1304. Conditions to Defeasance or Covenant
                  Defeasance..................................  88
    Section 1305. Deposited Money and Government Obligations
                  to Be Held in Trust; Other Miscellaneous
                  Provisions..................................  90
    Section 1306. Reinstatement...............................  91

                       ARTICLE FOURTEEN

               Meetings of Holders of Securities


    Section 1401. Purposes for Which Meetings May Be Called...  92
    Section 1402. Call, Notice and Place of Meetings..........  92
    Section 1403. Persons Entitled to Vote at Meetings........  93
    Section 1404. Quorum; Action..............................  93
    Section 1405. Determination of Voting Rights; Conduct and
                  Adjournment of Meetings.....................  94
    Section 1406. Counting Votes and Recording Action of
                  Meetings....................................  95

                        ARTICLE FIFTEEN

                   Conversion of Securities


    Section 1501. Applicability of Article....................  96
    Section 1502. Right of Holders to Convert Securities......  96
    Section 1503. Issuance of Shares of Common Stock on
                  Conversions.................................  97
    Section 1504. No Payment or Adjustment for Interest or
                  Dividends...................................  98
    Section 1505. Adjustment of Conversion Price..............  98
    Section 1506. No Fractional Shares to Be Issued........... 104
    Section 1507. Preservation of Conversion Rights upon
                  Consolidation, Merger, Sale or Conveyance... 104
    Section 1508. Notice to Holders of the Securities of a
                  Series Prior to Taking Certain Types of
                  Action...................................... 105

    Section 1509. Covenant to Reserve Shares for Issuance
                  on Conversion of Securities.................  106
    Section 1510. Compliance with Governmental Requirements...  106
    Section 1511. Payment of Taxes upon Certificates for
                  Shares Issued upon Conversion...............  107
    Section 1512. Trustee's Duties with Respect to Conversion
                  Provisions..................................  107

                        ARTICLE SIXTEEN

                  Subordination of Securities


    Section 1601. Securities Subordinate to Senior
                  Indebtedness................................  108
    Section 1602. Payment Over of Proceeds upon Dissolution,
                  Etc. .......................................  108
    Section 1603. No Payment When Senior Indebtedness in
                  Default.....................................  109
    Section 1604. Payment Permitted if No Default.............  110
    Section 1605. Subrogation to Rights of Holders of Senior
                  Indebtedness................................  110
    Section 1606. Provisions Solely to Define Relative Rights.  111
    Section 1607. Trustee to Effectuate Subordination and
                  Payment Provisions..........................  111
    Section 1608. No Waiver of Subordination Provisions.......  111
    Section 1609. Notice to Trustee...........................  112
    Section 1610. Reliance on Judicial Order or Certificate
                  of Liquidating Agent........................  113
    Section 1611. Trustee Not Fiduciary for Holders of Senior
                  Indebtedness or Entitled Persons............  113
    Section 1612. Rights of Trustee as Holder of Senior
                  Indebtedness or Entitled Person;
                  Preservation of Trustee's Rights............  113
    Section 1613. Article Applicable to Paying Agents.........  114
    Section 1614. Relationship to Existing Subordinated
                  Indebtedness; Payment of Excess Proceeds in
                  Certain Cases...............................  114

                       ARTICLE SEVENTEEN

              Repayment at the Option of Holders


    Section 1701. Applicability of Article....................  116
    Section 1702. Repayment of Securities.....................  116
    Section 1703. Exercise of Option..........................  117
    Section 1704. When Securities Presented for Repayment
                  Become Due and Payable......................  117
    Section 1705. Securities Repaid in Part...................  118

TESTIMONIUM
SIGNATURES AND SEALS
ACKNOWLEDGMENTS
FORMS OF CERTIFICATION

    TESTIMONIUM
    SIGNATURES AND SEALS
    ACKNOWLEDGMENTS
    FORMS OF CERTIFICATION

          INDENTURE, dated as of ___________, 1994, between KeyCorp, a corporation duly organized and existing under the laws of the State of Ohio (herein called the "Company"), having its principal office at 127 Public Square,
Cleveland, Ohio 44114, and   Bankers Trust Company, a New York banking
corporation duly organized and existing under the laws of the State of New York, as Trustee (herein called the "Trustee").

                            RECITALS OF THE COMPANY

          The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured subordinated debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

          All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:


                                  ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

Section 101.  Definitions.
              -----------

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

          (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          "Act", when used with respect to any Holder, has the meaning specified in Section 104.

          "Additional Amounts" means any additional amounts which are required by a Security or by or pursuant to a Board Resolution, under circumstances specified therein, to be paid by the Company in respect of certain taxes imposed on certain Holders and which are owing to such Holders.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Authenticating Agent" means any authenticating agent appointed by the Trustee pursuant to Section 611.

          "Authorized Newspaper" means a newspaper, in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

          "Bearer Security" means any Security established pursuant to Section 201 which is payable to bearer.

          "Board of Directors" means the board of directors of the Company, the executive committee or any committee of that board duly authorized to act hereunder.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day", when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Securities, means, unless otherwise specified with respect to any Securities pursuant to
Section 301, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that

Place of Payment or particular location are authorized or obligated by law or executive order to close.

          "Capital Stock" means, as to shares of a particular corporation, outstanding shares of stock of any class whether now or hereafter authorized, irrespective of whether such class shall be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary liquidation, dissolution or winding up of such corporation.

          "CEDEL" means Centrale de Livraison de Valeurs Mobilieres, S.A., or its successor.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Common Stock" means the Common Shares of the Company with a par value of $1.00 each.

          "Common Depositary" has the meaning specified in Section 304(b).

          "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

          "Company Request" or "Company Order" means, respectively, a written request or order signed in the name of the Company by a Chairman of the Board, a Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee in accordance with Section 105 hereof.

          "Component Currency" has the meaning specified in Section 312(h).

          "Corporate Trust Office" means the principal office of the Trustee in New York, New York at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Indenture is located at Four Albany Street, New York, New York 10006, Attn: Corporate Trust and Agency Group.

          "corporation" means a corporation, association, company, joint-stock company or business trust.

          "coupon" means any interest coupon appertaining to a Bearer Security.

          "Currency Conversion Date" has the meaning specified in Section
312(d).

          "Currency Conversion Event" means the cessation of use of (i) a Foreign Currency both by the government of the country which issued such currency and for the settlement of transactions by a central bank or other public institutions of or within the international banking community, (ii) the ECU both within the European Monetary System and for the settlement of transactions by public institutions of or within the European Communities or
(iii) any currency unit (or composite currency) other than the ECU for the purposes for which it was established.

          "Currency Election Date" has the meaning specified in Section 312(h).

          "Currency Indexed Note" means any Security with the amount of principal payments determined by reference to an index currency.

          "Default" has the meaning specified in Section 503.

          "Defaulted Interest" has the meaning specified in Section 307.

          "Depositary" means, with respect to the Securities of any series issuable in whole or in part in the form of one or more Global Securities, the clearing agency registered under the Exchange Act specified for that purpose as contemplated by Section 301.

          "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

          "Dollar Equivalent of the Currency Unit" has the meaning specified in
Section 312(g).

          "Dollar Equivalent of the Foreign Currency" has the meaning specified in Section 312(f).

          "ECU" means the European Currency Unit as defined and revised from time to time by the Council of the European Communities.

          "Entitled Persons" means any Person entitled to payment pursuant to the terms of Other Senior Obligations.

          "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels Office, or its successor as operator of the Euroclear System.

          "European Communities" means the European Union, the European Coal and Steel Community and the European Atomic Energy Community.

          "European Monetary System" means the European Monetary System established by the Resolution of December 5, 1978 of the Council of the European Communities.

          "Event of Default" has the meaning specified in Article V.

          "Excess Proceeds" has the meaning specified in Section 1614(c).

          "Exchange Act" means the Securities Exchange Act of 1934 as it may be amended and any successor act thereto.

          "Exchange Rate Agent", with respect to Securities of or within any series, means, unless otherwise specified with respect to any Securities pursuant to Section 301, a New York Clearing House bank designated pursuant to
Section 301 or Section 313.

          "Exchange Rate Officer's Certificate" means a certificate setting forth (i) the applicable Market Exchange Rate or the applicable bid quotation and (ii) the Dollar or Foreign Currency amounts of principal (and premium, if any) and interest, if any (on an aggregate basis and on the basis of a Security having the lowest denomination principal amount determined in accordance with
Section 302 in the relevant currency or currency unit), payable with respect to a Security of any series on the basis of such Market Exchange Rate or the applicable bid quotation signed by the Treasurer, any Vice President or any Assistant Treasurer of the Company.

          "Existing Subordinated Indebtedness" means all indebtedness for borrowed money of the Company under its 8.40% Subordinated Capital Notes due April 1, 1999, 8.125% Subordinated Notes due June 15, 2002, 8.00% Subordinated Notes due July 1, 2004, Subordinated Medium-Term Notes, Series IV due from 1998 to 2003 and Adjustable Rate Convertible Subordinated Debentures due 2004, and any renewals, extensions, modifications and refundings of any such indebtedness.

          "Extension Notice" has the meaning specified in Section 308.

          "Extension Period" has the meaning specified in Section 308.

          "Final Maturity" has the meaning specified in Section 308.

          "Foreign Currency" means any currency, currency unit or composite currency, including, without limitation, the ECU issued by the government of one or more countries other than the United States of America or by any recognized confederation or association of such governments.

          "Foreign Currency Note" means any Security denominated in one or more Foreign Currencies.

          "Government Obligations" means securities which are (i) direct obligations of the United States of America or the government which issued the Foreign Currency in which the Securities of a particular series are payable, for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America or such government which issued the Foreign Currency in which the Securities of such series are payable, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America or such government, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such depository receipt.

          "Holder" means, in the case of a Registered Security, the Person in whose name a Security is registered in the Security Register and, in the case of a Bearer Security, the bearer thereof and, when used with respect to any coupon, shall mean the bearer thereof.

          "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, and shall include the terms of a particular series of Securities established as contemplated by Section 301; provided, however, that, if at any time more than one Person is acting as Trustee under this instrument, "Indenture" shall mean, with respect to any one or more series of Securities for which such Person is Trustee, this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of the or those particular series of Securities for which such Person is Trustee established as contemplated by Section 301, exclusive, however, of any provisions or terms which relate solely to other series of Securities for which such Person is not Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee but to which such Person, as such Trustee, was not a party.

          "indebtedness for money borrowed" means the principal of (and premium, if any) and interest on (a) all indebtedness of the Company (including indebtedness of others guaranteed by the Company), whether outstanding on the date of this Indenture or thereafter created, incurred, assumed or guaranteed, which is for money borrowed and (b) any renewals, extensions, modifications and refundings of any such indebtedness.

          "Indexed Security" means a Security as to which all or certain interest payments and/or the principal amount payable at Maturity are determined by reference to prices, changes in prices, or differences between prices, of securities, currency or currencies, currency unit or units or composite currency or currencies, intangibles, goods, articles or commodities or by such other objective price, economic or other measures as are specified in Section 301 hereof.

          "Interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity, and, when used with respect to a Security which provides for the payment of Additional Amounts pursuant to Section 1004, includes such Additional Amounts.

          "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

          "Major Bank" means any directly or indirectly owned banking subsidiary of the Company, the consolidated assets of which constitute 75 percent or more of the consolidated total assets of the Company.

          "Market Exchange Rate" means, unless otherwise specified with respect to any Securities pursuant to Section 301, (i) for any conversion involving a currency unit on the one hand and Dollars or any other Foreign Currency on the other, the exchange rate between the relevant currency unit and Dollars or such Foreign Currency calculated by the method specified pursuant to Section 301 for the Securities of the relevant series, (ii) for any conversion of Dollars into any Foreign Currency, the noon buying rate for such Foreign Currency for cable transfers quoted in New York City as certified for customs purposes by the Federal Reserve Bank of New York and (iii) for any conversion of one Foreign Currency into Dollars or another Foreign Currency, the spot rate at noon local time in the relevant market at which, in accordance with normal banking procedures, the Dollars or Foreign Currency into which conversion is being made could be purchased with the Foreign Currency from which conversion is being made from major banks located in either New York City, London or any other principal market for Dollars of such purchased Foreign Currency, in each case determined by the Exchange Rate Agent. Unless otherwise specified with respect to any Securities pursuant to Section 301, in the event of the unavailability of any of the exchange rates provided for in the foregoing clauses (i), (ii) and (iii), the Exchange Rate Agent shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from any or more major banks in New York City, London or other principal market for such currency or currency unit in question, or such other quotations as the Exchange Rate Agent shall deem appropriate. Unless otherwise specified by the Exchange Rate Agent, if there is more than one market for dealing in any currency or currency unit by reason of foreign exchange regulations or otherwise, the market to be used in respect of such currency or currency unit shall be that upon which a nonresident issuer of securities designated in such currency or currency unit would purchase such currency or currency unit in order to make payments in respect of such securities.

          "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption, notice of option to elect repayment or otherwise.

          "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee in accordance with
Section 105 hereof. One of the officers signing an Officers' Certificate given pursuant to Section 1005 shall be the principal executive, financial or accounting officer of the Company.

          "Old KeyCorp" means KeyCorp, a New York corporation, that was merged with and into Society Corporation, an Ohio corporation, on March 1, 1994.

          "Old KeyCorp Subordinated Indentures" means (a) the Indenture dated as of January 1, 1985 entered into between Old KeyCorp and Chemical Bank, as supplemented by the First Supplemental Indenture dated as of December 31, 1989 entered into between Old KeyCorp and Chemical Bank, the Second Supplemental Indenture dated as of June 29, 1992 entered into between Old KeyCorp and Chemical Bank, the Third Supplemental Indenture dated as of November 19, 1992 entered into between Old KeyCorp and Chemical Bank and the Fourth Supplemental Indenture dated as of March 1, 1994 entered into among Old KeyCorp, Society Corporation and Chemical Bank, and (b) the Indenture dated as of March 1, 1987 entered into between Old KeyCorp and Chemical Bank, as supplemented by the First Supplemental Indenture dated as of March 1, 1994 entered into among KeyCorp, Society Corporation and Chemical Bank.

          "Opinion of Counsel" means a written opinion of counsel, who may be an employee of the Company or other counsel for the Company, or other counsel acceptable to the Trustee.

          "Optional Reset Date" has the meaning specified in Section 307(b).

          "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

          "Original Stated Maturity" has the meaning specified in Section 308.

          "Other Senior Obligations" means any obligation of the Company to its creditors, whether outstanding on the date of execution of this Indenture or thereafter created, assumed, incurred or guaranteed, except (i) indebtedness on account of Senior Indebtedness, (ii) indebtedness on account of all Securities issued under this Indenture, indebtedness on account of all Existing Subordinated Indebtedness and all indebtedness which specifically by its terms ranks equally with and not prior to the Securities or any of the Existing Subordinated Indebtedness in right of payment upon the happening of any event of the kind specified in the first sentence of the first paragraph of Section 1602 and (iii) indebtedness which specifically by its terms ranks junior to and not equally with or prior to indebtedness referred to in clause (ii) above in right of payment upon the happening of any event of the kind specified in the first sentence of the first paragraph of Section 1602.

          "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities, or portions thereof, for whose payment or redemption or repayment at the option of the Holder money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities and on coupons appertaining thereto; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

          (iii) Securities, except to the extent provided in Sections 1302 and 1303, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article Thirteen; and

          (iv) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders for quorum purposes, and for the purpose of making the calculations required by TIA Section 313, (i) the principal amount of an Original Issue Discount Security that may be counted in making such determination or calculation and that shall be deemed to be Outstanding for such purpose shall be equal to the amount of principal thereof that would be (or shall have been declared to be) due and payable, at the time of such determination, upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, (ii) the principal amount of any Security denominated in a Foreign Currency that may be counted in making such determination or calculation and that shall be deemed Outstanding for such purpose shall be equal to the Dollar equivalent, determined as of the date such Security is originally issued by the Company as set forth in an Exchange Rate Officer's Certificate delivered to the Trustee, of the principal amount (or, in the case of an Original Issue Discount Security or Indexed Security, the dollar equivalent as of such date of original issuance of the amount determined as provided in clause
(i) above or (iii) below, respectively) of such Security, (iii) the principal amount of any Indexed Security that may be counted in making such determination or calculation and that shall be deemed outstanding for such purpose shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided with respect to such Security pursuant to
Section 301, and (iv) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

          "Paying Agent" means any Person authorized by the Company to pay the principal of (or premium, if any) or interest, if any, on any Securities or coupons on behalf of the Company.

          "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Place of Payment", when used with respect to the Securities of or within any series, means the place or places where the principal of (and premium, if any) and interest, if any, on such Securities are payable as specified as contemplated by Sections 301 and 1002.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security or a Security to which a mutilated, destroyed, lost or stolen coupon appertains shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security or the Security to which the mutilated, destroyed, lost or stolen coupon appertains.

          "Redemption Date", when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

          "Registered Security" shall mean any Security which is registered in the Security Register.

          "Regular Record Date" for the interest payable on any Interest Payment Date on the Registered Securities of or within any series means the date specified for that purpose as contemplated by Section 301, whether or not a Business Day.

          "Repayment Date" means, when used with respect to the any Security to be repaid at the option of the Holder, the date fixed for such repayment by or pursuant to this Indenture.

          "Repayment Price" means, when used with respect to any Security to be repaid at the option of the Holder, the price at which it is to be repaid by or pursuant to this Indenture.

          "Reset Notice" has the meaning specified in Section 307(b).

          "Responsible Officer" means, when used with respect to the Trustee, any officer within the Corporate Trust and Agency Group (or any successor group thereto) of the Trustee, including any Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          "Security" or "Securities" has the meaning stated in the first recital of this Indenture and, more particularly, means any Security or Securities authenticated and delivered under this Indenture; provided, however, that, if at any time there is more than one Person acting as Trustee under this Indenture, "Securities" with respect to the Indenture as to which such Person is Trustee shall have the meaning stated in the first recital of this Indenture and shall more particularly mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

          "Senior Indebtedness" means the principal of (and premium, if any) and interest on (a) all indebtedness of the Company for money borrowed, whether outstanding on the date of execution of this Indenture or thereafter created, assumed, incurred or guaranteed, except (i) indebtedness on account of all Securities issued under this Indenture, indebtedness on account of all Existing Subordinated Indebtedness and all indebtedness which specifically by its terms ranks equally with and not prior to the Securities or any of the Existing Subordinated Indebtedness in right of payment upon the happening of any event of the kind specified in the first paragraph of Section 1602 and (ii) indebtedness which specifically by its terms ranks junior to and not equally with or prior to indebtedness referred to in clause (i) above in right of payment upon the happening of any event of the kind specified in the first paragraph of Section 1602 and (b) any renewals, extensions, modifications and refundings of any such Senior Indebtedness.

          "Society Subordinated Indenture" means the Indenture dated as of June 15, 1992 entered into between Society Corporation and Morgan Guaranty Trust Company of New York, as supplemented by the First Supplemental Indenture dated as of December 15, 1992 entered into between Society Corporation and Morgan Guaranty Trust Company of New York.

          "Special Record Date" for the payment of any Defaulted Interest on the Registered Securities of or within any series means a date fixed by the Trustee pursuant to Section 307.

          "Specified Amount" has the meaning specified in Section 312(h).

          "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security or a coupon representing such installment of interest as the fixed date on which the principal of such

Security or such installment of principal or interest is due and payable, as such date may be extended pursuant to the provisions of Section 308.

          "Subsequent Interest Period" has the meaning specified in Section 307(b).

          "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock having voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

          "Temporary/Definitive Exchange Date" has the meaning specified in
Section 304(b).

          "Trading Day" has the meaning specified in Section 1505(e).

          "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 905.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

          "United States" means, unless otherwise specified with respect to any Securities pursuant to Section 301, the United States of America (including the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

          "United States person" means, unless otherwise specified with respect to any Securities pursuant to Section 301, an individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or an estate or trust the income of which is subject to United States federal income taxation regardless of its source.

          "Valuation Date" has the meaning specified in Section 312(c).

          "Vice President", when used with respect to the Company, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

          "Yield to Maturity" means the yield to maturity, computed at the time of issuance of a Security (or, if applicable, at the most recent redetermination of interest on such Security) and as set forth in such Security in accordance with generally accepted United States bond yield computation principles.

Section 102.  Compliance Certificates and Opinions.
              ------------------------------------

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (1) a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 103.  Form of Documents Delivered to Trustee.
              --------------------------------------

               In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

               Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, or a certificate or representations by counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such Opinion of Counsel or certificates or representations of counsel may be based, insofar as they relate to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information as to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

               Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Section 104.  Acts of Holders; Record Dates.
                   -----------------------------

               (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of the Outstanding Securities of all series or one or more series, as the case may be, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent or agents duly appointed in writing. If Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of Securities of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article Fourteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1406.

               Without limiting the generality of the foregoing, a Holder, including a Depositary that is a Holder of a Global Security, may make, give or take, by a proxy, or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders, and a Depositary that is a Holder of a Global Security may provide its proxy or proxies to the beneficial owners of interest in any such Global Security.

               (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

               (c) The ownership of Securities shall be proved by the Security Register.

               (d) The ownership of Bearer Securities may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee by some other Person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or
     (4) such Bearer Security is no longer outstanding. The ownership of Bearer Securities may also be proved in any other manner that the Trustee deems sufficient.

               (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, any Security Registrar, any Paying Agent, any Authenticating Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

     Section 105.  Notices, Etc. to Trustee and Company.
                   ------------------------------------

               Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust and Agency Group, or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing to or with the Company by first class mail, facsimile or overnight courier, at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

Section 106.  Notice to Holders; Waiver.
              -------------------------

          Where this Indenture provides for notice of any event to Holders of Registered Securities by the Company or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each such Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided herein. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

          If by reason of the suspension of or irregularities in regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification to Holders of Registered Securities as shall be made with the approval of the Trustee shall constitute a sufficient notification to such Holders for every purpose hereunder.

          Except as otherwise expressly provided herein or otherwise specified with respect to any Securities pursuant to Section 301, where this Indenture provides for notice to Holders of Bearer Securities of any event, such notice shall be sufficiently given if published in an Authorized Newspaper in The City of New York and in such other city or cities as may be specified in such Securities on a Business Day, such publication to be not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. Any such notice shall be deemed to have been given on the date of such publication or, if published more than once, on the date of the first such publication.

          If by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither the failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of such notice with respect to other Holders of Bearer Securities or the sufficiency of any notice to Holders of Registered Securities given as provided herein.

          Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

          Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

Section 107.  Effect of Headings and Table of Contents.
              ----------------------------------------

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 108.  Successors and Assigns.
              ----------------------

          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 109.  Separability Clause.
              -------------------

          In case any provision in this Indenture or in any Security shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 110.  Benefits of Indenture.
              ---------------------

          Nothing in this Indenture or in the Securities or coupons, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent, any Authenticating Agent and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 111.  Governing Law.
              -------------

          This Indenture and the Securities and coupons shall be governed by and construed in accordance with the laws of the State of New York. This Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

Section 112.  Legal Holidays.
              --------------

          In any case where any Interest Payment Date, Redemption Date, Repayment Date, sinking fund payment date, Stated Maturity or Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or any Security or coupon other than a provision in the Securities of any series which specifically states that such provision shall apply in lieu of this Section), payment of principal (or premium, if any) or interest, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, Repayment Date or sinking fund payment date, or at the Stated Maturity or Maturity, provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Repayment Date, sinking fund payment date, Stated Maturity or Maturity, as the case may be.

Section 113.  Obligations of the Company Not Obligations of the Trustee.
              ---------------------------------------------------------

          Notwithstanding anything contained in this Indenture to the contrary, in no event shall Bankers Trust Company have any liability for the representations, warranties, covenants, agreements or other obligations of the Company hereunder or in any of the certificates, notices or agreements of the Company delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Company, and under no circumstances shall Bankers Trust Company be personally liable for the payment of any indebtedness or expenses of the Company; provided, however, that nothing in this Section shall affect obligations of the Company to the Trustee as set forth in Section 606, subject to the exceptions thereto and limitations thereon.

                                  ARTICLE TWO

                                 Security Forms

Section 201.  Forms Generally.
              ---------------

          The Registered Securities, if any, of such series and the Bearer Securities, if any, of each series and related coupons shall be in substantially the forms as shall be established in one or more indentures supplemental hereto or approved from time to time by or pursuant to a Board Resolution in accordance with Section 301, shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any indenture supplemental hereto, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Securities may be listed, or to conform to usage. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

          Unless otherwise specified as contemplated by Section 301, Bearer Securities shall have interest coupons attached.

          The definitive Securities and coupons shall be printed, lithographed or engraved or produced by any combination of these methods on a steel engraved border or steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities or coupons, as evidenced by their execution of such Securities or coupons.

Section 202.  Form of Trustee's Certificate of Authentication.
              -----------------------------------------------

          Subject to Section 611, the Trustee's certificates of authentication shall be in substantially the following form:

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                    BANKERS TRUST COMPANY, as Trustee


                                By
                                  -----------------------------------
                                     Authorized Officer


Section 203. Securities Issuable in Global Form.
             ----------------------------------

          If Securities of or within a series are issuable in global form, as specified as contemplated by Section 301, then, notwithstanding clause (8) of
Section 301 and the provisions of Section 302, any such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities of such series from time to time endorsed thereon and that the aggregate amount of Outstanding Securities of such series represented thereby may from time to time be increased or decreased to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 303 or 304. Subject to the provisions of
Section 303 and, if applicable, Section 304, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 303 or 304 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 102 and need not be accompanied by an additional Opinion of Counsel.

          The provisions of the last sentence of Section 303 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 303.

          Notwithstanding the provisions of Section 307, unless otherwise specified as contemplated by Section 301, payment of principal of (and premium, if any) and interest, if any, on any Security in permanent global form shall be made to the Person or Persons specified therein.

          Notwithstanding the provisions of Section 309 and except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company and the

Trustee shall treat as the Holder of such principal amount of Outstanding Securities represented by a permanent global Security (i) in the case of a permanent global Security in registered form, the Holder of such permanent global Security in registered form, or (ii) in the case of a permanent global Security in bearer form, Euroclear or CEDEL.


                                 ARTICLE THREE

                                 The Securities

Section 301. Amount Unlimited; Issuable in Series.
             ------------------------------------

          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

          The Securities may be issued in one or more series. There shall be established in one or more Board Resolutions or pursuant to authority granted by one or more Board Resolutions and, subject to Section 303, set forth, or determined in the manner provided, in an Officer's Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series, any or all of the following, as applicable (each of which (except for the matters set forth in clauses (1), (2) and (15) below), if so provided, may be determined from time to time by the Company with respect to unissued Securities of the series when issued from time to time):

          (1) the title of the Securities of the series (which shall distinguish the Securities of such series from all other series of Securities);

          (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906, 1107 or 1705;

          (3) the date or dates, or the method by which such date or dates will be determined or extended, on which the principal of the Securities of the series shall be payable;

          (4) the rate or rates at which the Securities of the series shall bear interest, if any, or the method by which such rate or rates shall be determined, the calculation agent, if any, the date or dates from which such interest shall accrue or the method by which such date or dates shall be determined, the Interest Payment Dates on which such interest will be payable and, if applicable, extended or deferred, and the Regular Record Date, if any, for the interest payable on any Registered Security on any Interest Payment Date, or the method by which such date shall be determined, and the basis upon which such interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

          (5) the place or places, if any, other than or in addition to the Borough of Manhattan, The City of New York, where the principal of (and premium, if any) and interest, if any, on Securities of the series shall be payable, where any Registered Securities of the series may be surrendered for registration of transfer, where Securities of that series that are convertible or exchangeable may be surrendered for conversion or exchange, as applicable, and where notices or demands to or upon the Company in respect of the Securities of the series and this Indenture may be served;

          (6) the period or periods within which, the price or prices at which, the currency or currencies, currency unit or units or composite currency or currencies in which, and other terms and conditions upon which Securities of the series may be redeemed, in whole on in part, at the option of the Company, if the Company is to have the option;

          (7) the obligation, if any, of the Company to redeem, repay or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof, and the period or periods within which or the date or dates on which, the price or prices at which, the currency or currencies, currency unit or units or composite currency or currencies in which, and other terms and conditions upon which Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

          (8) if other than denominations of $1,000 and any integral multiple thereof, the denomination or denominations in which any Registered Securities of the series shall be issuable and, if other than denominations of $5,000, the denomination or denominations in which any Bearer Securities of the series shall be issuable;

          (9) if other than the Trustee, the identity of each Security Registrar and/or Paying Agent;

          (10) if other than the principal amount thereof, the portion of the principal amount of Securities of the series that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 or the method by which such portion shall be determined;

          (11) if other than Dollars, the currency or currencies, currency unit or units or composite currency or currencies in which payment of the principal of (and premium, if any) or interest, if any, on the Securities of the series shall be payable or in which the Securities of the series shall be denominated and the particular provisions applicable thereto in accordance with, in addition to or in lieu of any of the provisions of
     Section 312, including the manner of determining the equivalent thereof in the currency of the United States of America for purposes of the definition of "Outstanding" in Section 101;

          (12) whether the amount of payments of principal of (or premium, if any) and/or interest, if any, on the Securities of the series may be determined with reference to an index, formula or other method, and the manner in which such amounts shall be determined;

          (13) whether the principal of (or premium, if any) or interest, if any, on the Securities of the series are to be payable, at the election of the Company or a Holder thereof, in a currency or currencies, currency unit or units or composite currency or currencies other than that in which such Securities are denominated or stated to be payable, the period or periods within which (including the Currency Election Date), and the terms and conditions upon which, such election may be made, and the time and manner of determining the exchange rate between the currency or currencies, currency unit or units or composite currency or currencies in which such Securities are denominated or stated to be payable and the currency or currencies, currency unit or units or composite currency or currencies in which such Securities are to be so payable, in each case in accordance with, in addition to or in lieu of any of the provisions of Section 312;

          (14) provisions, if any, granting special rights to the Holders of Securities of the series upon the occurrence of such events as may be specified;

          (15) any deletions from, modifications of or additions to the Events of Default or covenants (including any deletions from, modifications of or additions to any of the provisions of Section 1009) of the Company with respect to Securities of the series, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;

          (16) whether Securities of the series are to be issuable as Registered Securities, Bearer Securities (with or without coupons) or both, any restrictions applicable to the offer, sale or delivery of Bearer Securities and the terms upon which Bearer Securities of the series may be exchanged for Registered Securities of the series and vice versa (if permitted by applicable laws and regulations), whether any Securities of the series are to be issuable initially in temporary global form and whether any Securities of the series are to be issuable in permanent global form with or without coupons and, if so, whether beneficial owners of interests in any such permanent global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 305, and, if Registered Securities of the series are to be issuable as a global Security, the identity of the depository for such series;

          (17) the date as of which any Bearer Securities of the series and any temporary global Security representing Outstanding Securities of the series shall be dated if other than the date of the original issuance of the first Security of the series to be issued;

          (18) the Person to whom any interest on any Registered Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, the manner in which, or the Person to whom, any interest on any Bearer Security of the series shall be payable, if otherwise than upon presentation and surrender of the coupons appertaining thereto as they severally mature, and the extent to which, or the manner in which, any interest payable on a temporary global Security on an Interest Payment Date will be paid if other than in the manner provided in Section 304;

          (19) the applicability, if any, of Sections 1302 and/or 1303 to the Securities of the series and any provisions in modification of, in addition to or in lieu of any of the provisions of Article Thirteen;

          (20) if the Securities of such series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and/or terms of such certificates, documents or conditions;

          (21) if the Securities of the series are to be issued upon the exercise of warrants or upon the conversion or exchange of other securities, the time, manner and place for such Securities to be authenticated and delivered;

          (22) whether, under what circumstances and the currency or currencies, currency unit or units or composite currency or currencies in which, the Company will pay Additional Amounts as contemplated by Section 1004 on the Securities of the series to any Holder who is not a United States person (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge and, if so, whether the Company will have the option to redeem such Securities rather than pay such Additional Amounts (and the terms of any such option);

          (23)  the designation of the initial Exchange Rate Agent, if any;

          (24) if the Securities of the series are to be exchangeable for any securities of any Person (including the Company), the terms and conditions upon which such Securities will be so exchangeable and the applicability, if any, of Article Fifteen to the Securities of the series and any provisions in modification of, in addition to or in lieu of any of the provisions of Article Fifteen; and

          (25) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture or the requirements of the Trust Indenture Act).

          All Securities of any one series and the coupons appertaining to any Bearer Securities of such series shall be substantially identical except, in the case of Registered Securities, as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution (subject to Section 303) and set forth in such Officers' Certificate or in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of the Holders, for issuances of additional Securities of such series.

          If any of the terms of the Securities of a series are established by action taken pursuant to one or more Board Resolutions, a copy of an appropriate record of such action(s) shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the Securities of such series.

Section 302.  Denominations.
              -------------

          The Securities of each series shall be issuable in such denominations as shall be specified as contemplated by Section 301. With respect to Securities of any series denominated in Dollars, in the absence of any such provisions with respect to the Securities of any series, the Registered Securities of such series, other than Registered Securities issued in global form (which may be of any denomination) shall be issuable in denominations of $1,000 and any integral multiple thereof, and the Bearer Securities of such series, other than Bearer Securities issued in global form (which may be of any denomination), shall be issuable in a denomination of $5,000.

Section 303.  Execution, Authentication, Delivery and Dating.
              ----------------------------------------------

          The Securities and any coupons appertaining thereto shall be executed on behalf of the Company by its Chairman of the Board, or one of its Vice Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon, and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities and coupons may be manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Securities and coupons.

          Securities or coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities or coupons.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series together with any coupon appertaining thereto, executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee upon receipt of and in accordance with the Company Order shall authenticate and deliver such Securities; provided, however, that, in connection with its original issuance, no Bearer Security shall be mailed or otherwise delivered to any location in the United States; and provided further that, unless otherwise specified with respect to any series of Securities pursuant to Section 301, a Bearer Security may be delivered in connection with its original issuance only if the Person entitled to receive such Bearer Security shall have furnished a certificate in the form set forth in Exhibit A-1 to this Indenture, dated no earlier than 15 days prior to the earlier of the date on which such Bearer Security is delivered and the date on which any temporary Security first becomes exchangeable for such Bearer Security in accordance with the terms of such temporary Security and this Indenture. If any Security shall be represented by a permanent global Bearer Security, then, for purposes of this Section and Section 304, the notation of a beneficial owner's interest therein upon original issuance of such Security or upon exchange of a portion of a temporary global Security shall be deemed to be delivery in connection with its original issuance of such beneficial owner's interest in such permanent global Security. Except as permitted by Section 306, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant coupons for interest then matured have been detached and cancelled. If not all the Securities of any series are to be issued at one time and if the Board Resolution or supplemental indenture establishing such series shall so permit, such Company Order may set forth procedures acceptable to the Trustee for the issuance of such Securities and determining terms of particular Securities of such series, such as interest rate, maturity date, date of issuance and date from which interest shall accrue. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to TIA Sections 315(a) through 315(d)) shall be fully protected in relying upon,

          (i)    an Opinion of Counsel stating,

               (a) that the form or forms of such Securities and any coupons have been established in conformity with the provisions of this Indenture;

               (b) that the terms of such Securities and any coupons have been established in conformity with the provisions of this Indenture; and

               (c) that such Securities, together with any coupons appertaining thereto, when completed by appropriate insertions and executed and delivered by the Company to the Trustee for authentication in accordance with this Indenture, authenticated and delivered by the Trustee in accordance with this Indenture and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting the enforcement of creditors' rights, to general equitable principles and to such other qualifications as such counsel shall conclude do not materially affect the rights of Holders of such Securities and any coupons; and

          (ii) an Officers' Certificate stating, to the best of the knowledge of the signers of such certificate, that no Event of Default with respect to any of the Securities shall have occurred and be continuing.

          Notwithstanding the provisions of Section 301 and of the preceding two paragraphs, if not all the Securities of any series are to be issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to the preceding two paragraphs prior to or at the time of issuance of each Security, but such documents shall be delivered prior to or at the time of issuance of the first Security of such series.

          If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties, obligations or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee. Notwithstanding the generality of the foregoing, the Trustee will not be required to authenticate Securities denominated in a Foreign Currency if the Trustee reasonably believes that it would be unable to perform its duties with respect to such Securities.

          Each Registered Security shall be dated the date of its authentication, and each Bearer Security shall be dated as of the date specified as contemplated by Section 301.

          No Security or coupon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security or Security to which such coupon appertains a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of a Responsible Officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 310 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 304.  Temporary Securities.
              --------------------

          (a) Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form, or, if authorized, in bearer form with one or more coupon or without coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities. In the case of Securities of any series, such temporary Securities may be in global form.

          Except in the case of temporary Securities in global form (which shall be exchanged in accordance with the provisions of the following paragraphs), if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series, upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured coupons appertaining thereto), the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security; and provided further that a definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in
Section 303. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

          (b) Unless otherwise provided in or pursuant to a Board Resolution, this Section 304(b) shall govern the exchange of temporary Securities issued in global form. If temporary Securities or any series are issued in global form, any such temporary global Security shall, unless otherwise provided therein, be delivered to the London office of a depositary or common depositary (the "Common Depositary"), for the benefit of Euroclear and CEDEL, for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct).

          Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary global Security (the "Temporary/Definitive Exchange Date"), the Company shall deliver to the Trustee definitive Securities, in aggregate principal amount equal to the principal amount of such temporary global Security, executed by the Company. On or after the Temporary/Definitive Exchange Date, such temporary global Security shall be surrendered by the Common Depositary to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge, and the Trustee shall authenticate and deliver, in exchange for each portion of such temporary global Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such temporary global Security to be exchanged. The definitive Securities to be delivered in exchange for any such temporary global Security shall be in bearer form, registered form, permanent global bearer form or permanent global registered form, or any combination thereof, as specified as contemplated by Section 301, and, if any combination thereof is so specified, as requested by the beneficial owner thereof; provided, however, that, unless otherwise specified in such temporary global Security, upon such presentation by the Common Depositary, such temporary global Security is accompanied by a certificate dated the Temporary/Definitive Exchange Date or a subsequent date and signed by Euroclear as to the portion of such temporary global Security held for its account then to be exchanged and a certificate dated the Temporary/Definitive Exchange Date or a subsequent date and signed by CEDEL as to the portion of such temporary global Security held for its account then to be exchanged, each in the form set forth in Exhibit A-2 to this Indenture (or in such other form as may be established pursuant to Section 301); and provided further that definitive Bearer Securities shall be delivered in exchange for a portion of a temporary global Security only in compliance with the requirements of Section 303.

          Unless otherwise specified in such temporary global Security, the interest of a beneficial owner of Securities of a series in a temporary global Security shall be exchanged for definitive Securities of the same series and of like tenor following the

Temporary/Definitive Exchange Date when the account holder instructs Euroclear or CEDEL, as the case may be, to request such exchange on his behalf and delivers to Euroclear or CEDEL, as the case may be, a certificate in the form set forth in Exhibit A-1 to this Indenture (or in such other form as may be established pursuant to Section 301), dated no earlier than 15 days prior to the Temporary/Definitive Exchange Date, copies of which certificate shall be available from the offices of Euroclear and CEDEL, the Trustee, any Authenticating Agent appointed for such series of Securities and each Paying Agent. Unless otherwise specified in such temporary global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary global Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like unless such Person takes delivery of such definitive Securities in person at the offices of Euroclear or CEDEL. Definitive Securities in bearer form to be delivered in exchange for any portion of a temporary global Security shall be delivered only outside the United States.

          Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 301, interest payable on a temporary global Security on an Interest Payment Date for Securities of such series occurring prior to the applicable Temporary/Definitive Exchange Date shall be payable to Euroclear and CEDEL on such Interest Payment Date upon delivery by Euroclear and CEDEL to the Trustee of a certificate or certificates in the form set forth in Exhibit A-2 to this Indenture (or in such other form as may be established pursuant to Section 301), for credit without further interest on or after such Interest Payment Date to the respective accounts of the Persons who are the beneficial owners of such temporary global Security on such Interest Payment Date and who have each delivered to Euroclear or CEDEL, as the case may be, a certificate dated no earlier than 15 days prior to the Interest Payment Date occurring prior to such Temporary/Definitive Exchange Date in the form set forth in Exhibit A-1 to this Indenture (or in such other form as may be established pursuant to Section 301). Notwithstanding anything to the contrary herein contained, the certifications made pursuant to this paragraph shall satisfy the certification requirements of the preceding two paragraphs of this Section and of the third paragraph of Section 303 of this Indenture and the interests of the Persons who are the beneficial owners of the temporary global Security with respect to which such certification was made will be exchanged for definitive Securities of the same series and of like tenor on the Temporary/Definitive Exchange Date or the date of certification if such date occurs after the Temporary/Definitive Exchange Date, without further act or deed by such beneficial owners. Except as otherwise provided in this paragraph, no payments of principal (or premium, if any) or interest owing with respect to a beneficial interest in a temporary global Security will be made unless and until such interest in such temporary global Security shall have been exchanged for an interest in a definitive Security. Any interest so received by Euroclear and CEDEL and not paid as herein provided shall be returned to the Trustee immediately prior to the expiration of two years after such Interest Payment Date in order to be repaid to the Company.

Section 305.  Registration, Registration of Transfer and Exchange.
              ---------------------------------------------------

          The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register for each series of Securities (the registers maintained in the Corporate Trust Office of the Trustee and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and of transfers of Registered Securities. The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. The Trustee, at its Corporate Trust Office, is hereby initially appointed "Security Registrar" for the purpose of registering Registered Securities and transfers of Registered Securities on such Security Register as herein provided. In the event that the Trustee shall cease to be Security Registrar, it shall have the right to examine the Security Register at all reasonable times.

          Upon surrender for registration of transfer of any Registered Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee, one or more new Registered Securities of the same series, of any authorized denominations and of a like aggregate principal amount, bearing a number not contemporaneously outstanding and containing identical terms and provisions.

          At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series, of any authorized denomination and of a like aggregate principal amount, upon surrender of the Registered Securities to be exchanged at such office or agency. Whenever any Registered Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive. Unless otherwise specified with respect to any series of Securities as contemplated by
Section 301, Bearer Securities may not be issued in exchange for Registered Securities.

          If (but only if) expressly permitted in or pursuant to the applicable Board Resolution and (subject to Section 303) set forth in the applicable Officers' Certificate, or in any indenture supplemental hereto, delivered as contemplated by Section 301, at the option of the Holder, Bearer Securities of any series may be exchanged for Registered Securities of the same series of any authorized denomination and of a like aggregate principal amount and tenor, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured coupons and all matured coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, any such permitted exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 1002, interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in a permitted exchange for a Registered Security of the same series and like tenor after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date for payment, as the case may be, and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

          Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

          Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 301, any permanent global Security shall be exchangeable only as provided in this paragraph. If any beneficial owner of an interest in a permanent global Security is entitled to exchange such interest for Securities of such series and of like tenor and principal amount of another authorized form and denomination, as specified as contemplated by Section 301 and provided that any applicable notice provided in the permanent global Security shall have been given, then without unnecessary delay but in any event not later than the earliest date on which such interest may be so exchanged, the Company shall deliver to the Trustee definitive Securities in aggregate principal amount equal to the principal amount of such beneficial owner's interest in such permanent global Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such permanent global Security shall be surrendered by the Common Depositary or such other depositary as shall be specified in the Company Order with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge, and the Trustee shall authenticate and deliver, in exchange for each portion of such permanent global Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such permanent global Security to be exchanged which, unless the Securities of the series are not issuable both as Bearer Securities and as Registered Securities, as specified as contemplated by Section 301, shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities to be redeemed and ending on the relevant Redemption Date if the Security for which exchange is requested may be among those selected for redemption; and provided further that no Bearer Security delivered in exchange for a portion of a permanent global Security shall be mailed or otherwise delivered to any location in the United States. If a Registered Security is issued in exchange for any portion of a permanent global Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or
(ii) any Special Record Date and the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such permanent global Security is payable in accordance with the provisions of this Indenture.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          Every Registered Security presented or surrendered for registration of transfer or for exchange or redemption shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906, 1107 or 1305 not involving any transfer.

          The Company shall not be required (i) to issue, register the transfer of or exchange any Security if such Security may be among those selected for redemption during a period beginning at the opening of business 15 days before the day of the selection for redemption of Securities of that series under
Section 1103 or 1203 and ending at the close of business on (A) if Securities of the series are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption and (B) if Securities of the series are issuable as Bearer Securities, the day of the first publication of the relevant notice of redemption or, if Securities of the series are also issuable as Registered Securities and there is no publication, the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (iii) to exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of that series and like tenor; provided that such Registered Security shall be simultaneously surrendered for redemption, or (iv) to issue, register the transfer of or exchange any Security which has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.

Section 306.  Mutilated, Destroyed, Lost and Stolen Securities.
              ------------------------------------------------

          If any mutilated Security or a Security with a mutilated coupon appertaining to it is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to the surrendered Security.

          If there shall be delivered to the Company and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or coupon and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security or coupon has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen coupon appertains (with all appurtenant coupons not destroyed, lost or stolen), a new Security of the same series and principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen coupon appertains.

          Notwithstanding the provisions of the previous two paragraphs, in case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, with coupons corresponding to the coupons, if any, appertaining to such mutilated, destroyed, lost or stolen Security or to the Security to which such mutilated, destroyed, lost or stolen coupons appertains, pay such Security or coupon; provided, however, that payment of principal of (and premium, if any) and interest, if any, on Bearer Securities shall, except as otherwise provided in Section 1002, be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 301, any interest on Bearer Securities shall be payable only upon presentation and surrender of the coupons appertaining thereto.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security of any series with its coupons, if any, issued pursuant to this Section in lieu of any destroyed, lost or stolen Security or in exchange for a Security to which a destroyed, lost or stolen coupon appertains, shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security and its coupons, if any, or the destroyed, lost or stolen coupon, shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series and their coupons, if any, duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

Section 307.  Payment of Interest; Interest Rights Preserved; Optional Interest
              -----------------------------------------------------------------
Reset.
- - -----

          (a) Except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 1002; provided, however, that each installment of interest on any Registered Security may at the Company's option be paid by (i) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 309, to the address of such Person as it appears on the Security Register or (ii) transfer to an account maintained by the payee located in the United States.

          Unless otherwise provided as contemplated by Section 301 with respect to the Securities of any series, payment of interest may be made, in the case of a Bearer Security, by transfer to an account maintained by the payee with a bank located outside the United States.

          Unless otherwise provided as contemplated by Section 301, every permanent global Security will provide that interest, if any, payable on any Interest Payment Date will be paid to each of Euroclear and CEDEL with respect to that portion of such permanent global Security held for its account by the Common Depositary, for the purpose of permitting each of Euroclear and CEDEL to credit the interest received by it in respect of such permanent global Security to the accounts of the beneficial owners thereof.

          In case a Bearer Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or agency in a Place of Payment for such series) on any Regular Record Date and before the opening of business (at such office or agency) on the next succeeding Interest Payment Date, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date and interest will not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

          Except as otherwise specified with respect to a series of Securities in accordance with the provisions of Section 301, any interest on any Registered Security of any series that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder thereto on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment (which shall not be less than 20 days after such notice is received by the Trustee), and at the same time the Company shall deposit with the Trustee an amount of money in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series and except, if applicable, as provided in Sections 312(b), 312(d) and 312(e)) equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Registered Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2). In case a Bearer Security of any series is surrendered at the office or agency in a Place of Payment for such series in exchange for a Registered Security of such series after the close of business at such office or agency on any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such proposed date of payment and Defaulted Interest will not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

          (2) The Company may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed acceptable to the Trustee.

          (b) The provisions of this Section 307(b) may be made applicable to any series of Securities pursuant to Section 301 (with such modifications, additions or substitutions as may be specified pursuant to such Section 301). The interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable) on any Security of such series may be reset by the Company on the date or dates specified on the face of such Security (each an "Optional Reset Date"). The Company may exercise such option with respect to such Security by notifying the Trustee of such exercise at least 50 but not more than 60 days prior to an Optional Reset Date for such Note. Not later than 40 days prior to each Optional Reset Date, the Trustee shall transmit, in the manner provided for in Section 106, to the Holder of any such Security a notice (the "Reset Notice") indicating whether the Company has elected to reset the interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable), and if so (i) such new interest rate (or such new spread or spread multiplier, if applicable) and (ii) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset Date or if there is no such next Optional Reset Date, to the Stated Maturity Date of such Security (each such period a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Subsequent Interest Period.

          Notwithstanding the foregoing, not later than 20 days prior to the Optional Reset Date, the Company may, at its option, revoke the interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable) provided for in the Reset Notice and establish an interest rate (or a spread or spread multiplier used to calculate such interest rate, if applicable) that is higher than the interest rate (or the spread or spread multiplier, if applicable) provided for in the Reset Notice, for the Subsequent Interest Period by causing the Trustee to transmit, in the manner provided for in Section 106, notice of such higher interest rate (or such higher spread or spread multiplier, if applicable) to the Holder of such Security. Such notice shall be irrevocable. All Securities with respect to which the interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable) is reset on an Optional Reset Date, and with respect to which the Holders of such Securities have not tendered such Securities for repayment (or have validly revoked any such tender) pursuant to the next succeeding paragraph, will bear such higher interest rate (or such higher spread or spread multiplier, if applicable).

          The Holder of any such Security will have the option to elect repayment by the Company of the principal of such Security on each Optional Reset Date at a price equal to the principal amount thereof plus interest accrued to such Optional Reset Date. In order to obtain repayment on an Optional Reset Date, the Holder must follow the procedures set forth in Article Thirteen for repayment at the option of Holders except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days prior to such Optional Reset Date and except that, if the Holder has tendered any Security for repayment pursuant to the Reset Notice, the Holder may, by written notice to the Trustee, revoke such tender or repayment until the close of business on the tenth day before such Optional Reset Date.

          Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 308.  Optional Extension of Maturity.
              ------------------------------

          The provisions of this Section 308 may be made applicable to any series of Securities pursuant to Section 301 (with such modifications, additions or substitutions as may be specified pursuant to such Section 301). The Stated Maturity of any Security of such series may be extended at the option of the Company for the period or periods specified on the face of such Security (each an "Extension Period") up to but not beyond the date (the "Final Maturity") set forth on the face of such Security. The Company may exercise such option with respect to any Security by notifying the Trustee of such exercise at least 50 but not more than 60 days prior to the Stated Maturity of such Security in effect prior to the exercise of such option (the "Original Stated Maturity").
If the Company exercises such option, the Trustee shall transmit, in the manner provided for in Section 106, to the Holder of such Security not later than 40 days prior to the Original Stated Maturity a notice (the "Extension Notice") indicating (i) the election of the Company to extend the Stated Maturity, (ii) the new Stated Maturity, (iii) the interest rate, if any, applicable to the Extension Period and (iv) the provisions, if any, for redemption during such Extension Period. Upon the Trustee's transmittal of the Extension Notice, the Stated Maturity of such Security shall be extended automatically and, except as modified by the Extension Notice and as described in the next paragraph, such Security will have the same terms as prior to the transmittal of such Extension Notice.

          Notwithstanding the foregoing, not later than 20 days before the Original Stated Maturity of such Security, the Company may, at its option, revoke the interest rate provided for in the Extension Notice and establish a higher interest rate for the Extension Period by causing the Trustee to transmit, in the manner provided for in Section 106, notice of such higher interest rate to the Holder of such Security. Such notice shall be irrevocable. All Securities with respect to which the Stated Maturity is extended will bear such higher interest rate.

          If the Company extends the Maturity of any Security, the Holder will have the option to elect repayment of such Security by the Company on the Original Stated Maturity at a price equal to the principal amount thereof, plus interest accrued to such date. In order to obtain repayment on the Original Stated Maturity once the Company has extended the Maturity thereof, the Holder must follow the procedures set forth in Article Seventeen for repayment at the option of Holders, except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days prior to the Original Stated Maturity and except that, if the Holder has tendered any Security for repayment pursuant to an Extension Notice, the Holder may by written notice to the Trustee revoke such tender for repayment until the close of business on the tenth day before the Original Stated Maturity.

Section 309.  Persons Deemed Owners.
              ---------------------

          Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Sections 305 and 307) interest, if any, on such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          Title to any Bearer Security and any coupons appertaining thereto shall pass by delivery. The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security and the bearer of any coupon as the absolute owner of such Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or coupons be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

          Notwithstanding the foregoing, with respect to any global Security, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any depositary, as a Holder, with respect to such global Security or impair, as between such depositary and owners of beneficial interests in such global Security, the operation of customary practices governing the exercise of the rights of such depositary (or its nominee) as Holder of such global Security.

Section 310.  Cancellation.
              ------------

          All Securities and coupons surrendered for payment, redemption, repayment at the option of the Holder, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and any such Securities and coupons and Securities and coupons surrendered directly to the Trustee for any such purpose shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. If the Company shall so acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. Cancelled Securities and coupons held by the Trustee shall be destroyed by the Trustee, in its customary manner and the

Trustee shall deliver a certificate of such destruction to the Company, unless by a Company Order the Company directs their return to it within 30 days after such securities have been delivered to the Trustee for such purpose. The Trustee shall not be required to hold cancelled securities for more than one year.

Section 311.  Computation of Interest.
              -----------------------

          Except as otherwise specified as contemplated by Section 301 with respect to Securities of any series, interest, if any, on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 312.  Currency and Manner of Payments in Respect of Securities.
              --------------------------------------------------------

          (a) Unless otherwise specified with respect to any Securities pursuant to Section 301, with respect to Registered Securities of any series not permitting the election provided for in paragraph (b) below or the Holders of which have not made the election provided for in paragraph (b) below, and with respect to Bearer Securities of any series, except as provided in paragraph (d) below, payment of the principal of (and premium, if any, on) and interest, if any, on any Registered or Bearer Security of such series will be made in the currency or currencies in which such Registered Security or Bearer Security, as the case may be, is payable. The provisions of this Section 312 may be modified or superseded with respect to any Securities pursuant to Section 301.

          (b) It may be provided pursuant to Section 301 with respect to Registered Securities of any series that Holders shall have the option, subject to paragraphs (d) and (e) below, to receive payments of principal of (and premium, if any, on) or interest, if any, on such Registered Securities in any of the currencies, currency units or composite currencies which may be designated for such election by delivering to the Trustee for such series of Registered Securities a written election with signature guarantees and in the applicable form established pursuant to Section 301, not later than the close of business on the Currency Election Date immediately preceding the applicable payment date. If a Holder so elects to receive such payments in any such currency, currency unit or composite currency, such election will remain in effect for such Holder or any transferee of such Holder until changed by such Holder or such transferee by written notice to the Trustee for such series of Registered Securities (but any such change must be made not later than the close of business on the Currency Election Date immediately preceding the next payment date to be effective for the payment to be made on such payment date and no such change of election may be made with respect to payments to be made on any Registered Security of such series with respect to which an Event of Default has occurred or with respect to which the Company has deposited funds pursuant to Article Four or Fourteen or with respect to which a notice of redemption has been given by the Company or a notice of option to elect repayment has been sent by such Holder or such transferee). Any Holder of any such Registered Security who shall not have delivered any such election to the Trustee of such series of Registered Securities not later than the close of business on the applicable Currency Election Date will be paid the amount due on the applicable payment date in the relevant currency or currencies as provided in Section 312(a). The Trustee for each such series of Registered Securities shall notify the Exchange Rate Agent as soon as practicable after the Currency Election Date of the aggregate principal amount of Registered Securities for which Holders have made such written election.

          (c) Unless otherwise specified pursuant to Section 301, if the election referred to in paragraph (b) above has been provided for pursuant to
Section 301, then, unless otherwise specified pursuant to Section 301, not later than the fourth Business Day after the Currency Election Date for each payment date for Registered Securities of any series, the Exchange Rate Agent will deliver to the Company a written notice specifying, in the currency or currencies, currency unit or units or composite currency or currencies in which Registered Securities of such series are payable, the respective aggregate amounts of principal of (and premium, if any, on) and interest, if any, on the Registered Securities to be paid on such payment date, specifying the amounts in such currency or currencies, currency unit or units or composite currency or currencies so payable in respect of the Registered Securities as to which the Holders of Registered Securities denominated in any currency or currencies, currency unit or units or composite currency or currencies shall have elected to be paid in another currency, currency unit or composite currency as provided in paragraph (b) above. If the election referred to in paragraph (b) above has been provided for pursuant to Section 301 and if at least one Holder has made such election, then, unless otherwise specified pursuant to Section 301, on the second Business Day preceding such payment date the Company will deliver to the Trustee for such series of Registered Securities an Exchange Rate Officer's Certificate in respect of the Dollar or Foreign Currency payments to be made on such payment date. Unless otherwise specified pursuant to Section 301, the Dollar, Foreign Currency or currencies, ECU or currency unit amount receivable by Holders of Registered Securities who have elected payment in a currency or currency unit as provided in paragraph (b) above shall be determined by the Company on the basis of the applicable Market Exchange Rate in effect on the second Business Day (the "Valuation Date") immediately preceding each payment date, and such determination shall be conclusive and binding for all purposes, absent manifest error.

          (d) If a Currency Conversion Event occurs with respect to a Foreign Currency, the ECU or any other currency unit in which any of the Securities are denominated or payable other than pursuant to an election provided for pursuant to paragraph (b) above, then with respect to each date for the payment of principal of (and premium, if any, on) and interest, if any, on the applicable Securities denominated or payable in such Foreign Currency, the ECU or such other currency unit occurring after the last date on which such Foreign Currency, the ECU or such other currency unit was used (the "Currency Conversion Date"), the Dollar shall be the Currency of payment for use on each such payment date. Unless otherwise specified pursuant to Section 301, the Dollar amount to be paid by the Company to the Trustee of each series of Securities and by the Trustee or any Paying Agent to the Holders of such Securities with respect to such payment date shall be, in the case of a Foreign Currency other than a currency unit, the Dollar Equivalent of the Foreign Currency or, in the case of a currency unit, the Dollar Equivalent of the Currency Unit, in each case as determined by the Exchange Rate Agent in the manner provided in paragraph (f) or
(g) below.

          (e) Unless otherwise specified pursuant to Section 301, if the Holder of a Registered Security denominated in any currency or currencies, currency unit or units or composite currency or currencies shall have elected to be paid in another currency or currencies, currency unit or units or composite currency or currencies as provided in paragraph (b) above, and a Currency Conversion Event occurs with respect to such elected currency or currencies, currency unit or units or composite currency or currencies, such Holder shall receive payment in the currency or currencies, currency unit or units or composite currency or currencies in which payment would have been made in the absence of such election; and if a Currency Conversion Event occurs with respect to the currency or currencies, currency unit or units or composite currency or currencies in which payment would have been made in the absence of such election, such Holder shall receive payment in Dollars as provided in paragraph (d) above.

          (f) The "Dollar Equivalent of the Foreign Currency" shall be determined by the Exchange Rate Agent and shall be obtained for each subsequent payment date by converting the specified Foreign Currency into Dollars at the Market Exchange Rate on the Currency Conversion Date.

          (g) The "Dollar Equivalent of the Currency Unit" shall be determined by the Exchange Rate Agent and subject to the provisions of paragraph (h) below shall be the sum of each amount obtained by converting the Specified Amount of each Component Currency into Dollars at the Market Exchange Rate for such Component Currency on the Valuation Date with respect to each payment.

          (h) For purposes of this Section 312, the following terms shall have the following meanings:

          A "Component Currency" shall mean any Currency which, on the Currency Conversion Date, was a component currency of the relevant currency unit, including, but not limited to, the ECU.

          A "Specified Amount" of a Component Currency shall mean the number of units of such Component Currency or fractions thereof which were represented in the relevant currency unit, including, but not limited to, the ECU, on the Currency Conversion Date. If after the Currency Conversion Date the official unit of any Component Currency is altered by way of combination or subdivision, the Specified Amount of such Component Currency shall be divided or multiplied in the same proportion. If after the Currency Conversion Date two or more Component Currencies are consolidated into a single currency, the respective Specified Amounts of such Component Currencies shall be replaced by an amount in such single currency equal to the sum of the respective Specified Amounts of such consolidated Component Currencies expressed in such single currency, and such amount shall thereafter be a Specified Amount and such single currency shall thereafter be a Component Currency. If after the Currency Conversion Date any Component Currency shall be divided into two or more currencies, the Specified Amount of such Component Currency shall be replaced by amounts of such two or more currencies, having an aggregate Dollar Equivalent value at the Market Exchange Rate on the date of such replacement equal to the Dollar Equivalent value of the Specified Amount of such former Component Currency at the Market Exchange Rate immediately before such division, and such amounts shall thereafter be Specified Amounts and such currencies shall thereafter be Component Currencies. If, after the Currency Conversion Date of the relevant currency unit, including, but not limited to, the ECU, a Currency Conversion Event (other than any event referred to above in this definition of "Specified Amount") occurs with respect to any Component Currency of such currency unit and is continuing on the applicable Valuation Date, the Specified Amount of such Component Currency shall, for purposes of calculating the Dollar Equivalent of the Currency Unit, be converted into Dollars at the Market Exchange Rate in effect on the Currency Conversion Date of such Component Currency.

          "Currency Election Date" shall mean the date for any series of Registered Securities as specified pursuant to clause (13) of Section 301 by which the written election referred to in paragraph (b) above may be made.

          All decisions and determinations of the Exchange Rate Agent regarding the Dollar Equivalent of the Foreign Currency, the Dollar Equivalent of the Currency Unit, the Market Exchange Rate and changes in the Specified Amounts as specified above shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company, the Trustee and all Holders of such Securities denominated or payable in the relevant currency. The Exchange Rate Agent shall promptly give written notice to the Company and the Trustee of any such decision or determination.

          In the event that the Company determines in good faith that a Currency Conversion Event has occurred with respect to a Foreign Currency, the Company will immediately give written notice thereof to the Trustee and to the Exchange Rate Agent (and upon receipt thereof the Trustee will promptly thereafter give notice in the manner provided for in Section 106 to the affected Holders) specifying the Currency Conversion Date. In the event the Company so determines that a Currency Conversion Event has occurred with respect to the ECU or any other currency unit in which Securities are denominated or payable, the Company will immediately give written notice thereof to the Trustee and to the Exchange Rate Agent (and upon receipt thereof the Trustee will promptly thereafter give notice in the manner provided for in Section 106 to the affected Holders) specifying the Currency Conversion Date and the Specified Amount of each Component Currency on the Currency Conversion Date. In the event the Company determines in good faith that any subsequent change in any Component Currency as set forth in the definition of Specified Amount above has occurred, the Company will similarly give written notice to the Trustee and the Exchange Rate Agent.

          The Trustee shall be fully justified and protected in relying and acting upon information received by it from the Company and the Exchange Rate Agent and shall not otherwise have any duty or obligation to determine the accuracy or validity of such information.

Section 313.  Appointment and Resignation of Successor Exchange Rate Agent.
              ------------------------------------------------------------

          (a) Unless otherwise specified pursuant to Section 301, if and so long as the Securities of any series (i) are denominated in a currency other than Dollars or (ii) may be payable in a currency other than Dollars, or so long as it is required under any other provision of this Indenture, then the Company will maintain with respect to each such series of Securities, or as so required, at least one Exchange Rate Agent. The Company will cause the Exchange Rate Agent to make the necessary foreign exchange determinations at the time and in the manner specified pursuant to Section 301 for the purpose of determining the applicable rate of exchange and, if applicable, for the purpose of converting the issued currency into the applicable payment currency for the payment of principal (and premium, if any) and interest, if any, pursuant to Section 312.

          (b) No resignation of the Exchange Rate Agent and no appointment of a successor Exchange Rate Agent pursuant to this Section shall become effective until the acceptance of appointment by the successor Exchange Rate Agent as evidenced by a written instrument delivered to the Company and the Trustee.

          (c) If the Exchange Rate Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Exchange Rate Agent for any cause, with respect to the Securities of one or more series, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Exchange Rate Agent or Exchange Rate Agents with respect to the Securities of that or those series (it being understood that any such successor Exchange Rate Agent may be appointed with respect to the Securities of one or more or all of such series and that, unless otherwise specified pursuant to
Section 301, at any time there shall only be one Exchange Rate Agent with respect to the Securities of any particular series that are originally issued by the Company on the same date and that are initially denominated and/or payable in the same currency or currencies, currency unit or units or composite currency or currencies).

Section 314.  CUSIP Numbers.
              -------------

          The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall indicate the "CUSIP" numbers of the Securities in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as pointed on the Securities or as contained in any notice of redemption.


                                  ARTICLE FOUR

                           Satisfaction and Discharge

Section 401.  Satisfaction and Discharge of Indenture.
              ---------------------------------------

          This Indenture shall upon Company Request cease to be of further effect with respect to any series of Securities specified in such Company Request (except as to any surviving rights of registration of transfer or exchange of Securities of such series expressly provided for herein or pursuant hereto and any right to receive Additional Amounts, as provided in Section
1004), and the Trustee, upon receipt of a Company Order, and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series, when

          (1)  either

               (A) all Securities of such series theretofore authenticated and delivered and all coupons, if any, appertaining thereto (other than (i) coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has been waived as provided in Section 305, (ii) Securities and coupons of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, (iii) coupons appertaining to Securities called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in Section 1106, and (iv) Securities and coupons of such series for whose payment money has theretofore been deposited in trust with the Trustee or any Paying Agent or segregated and held in trust by the Company and thereafter repaid to the Company, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

               (B) all Securities of such series and, in the case of (i) or (ii) below, any coupons appertaining thereto not theretofore delivered to the Trustee for cancellation

                    (i) have become due and payable, or

                    (ii) will become due and payable at their Stated Maturity
               within one year, or

                    (iii) if redeemable at the option of the Company, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable, sufficient to pay and discharge the entire indebtedness on such Securities and such coupons not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest, if any, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee and any predecessor Trustee under
Section 607, the obligations of the Company to any Authenticating Agent under
Section 611 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

Section 402.  Application of Trust Money.
              --------------------------

          Subject to provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest, if any, for whose payment such money has been deposited with or received by the Trustee, but such money need not be segregated from other funds except to the extent required by law.


                                  ARTICLE FIVE

                                    Remedies

Section 501.  Events of Default.
              -----------------

          "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Thirteen or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order under any applicable Federal or State law appointing a receiver or other similar official (other than a conservator) of a Major Bank or (C) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or substantially all of its assets (other than the appointment of a conservator with respect to any depository institution Subsidiary of the Company insured by the FDIC) or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (2) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property (other than the appointment of a conservator with respect to any depository institution Subsidiary of the Company insured by the FDIC), or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

          (3) any other Event of Default provided with respect to Securities of that series.

Section 502.  Acceleration of Maturity; Rescission and Annulment.
              --------------------------------------------------

               If an Event of Default described in clause (1) or (2) of Section 501 occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of all of the Securities then Outstanding may declare the principal amount (or, if any such Securities are Original Issue Discount Securities or Indexed Securities, such portion of the principal amount as may be specified in the terms of that series) of all of the Outstanding Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders) and upon any such declaration such principal amount (or specified portion thereof) shall become immediately due and payable.
     If an Event of Default described in clause (3) of Section 501 with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if the Securities of that series are Original Issue Discount Securities or Indexed Securities, such portion of the principal amount as may be specified in the terms of that series) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified portion thereof) shall become immediately due and payable.


               At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay in the currency, currency unit or composite currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series and except, if applicable, as provided in Sections 312(b), 312(d) and 312(e)):

               (A) all overdue installments of interest, if any, on all Outstanding Securities of that series and any related coupons,

               (B) the principal of (and premium, if any, on) any Outstanding Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates borne by or provided for in such Securities,

               (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest at the rate or rates borne by or provided for in such Securities, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

     and

          (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of (or premium, if any) or interest on Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in
     Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 503. Collection of Indebtedness and Suits for Enforcement by Trustee.
             ---------------------------------------------------------------

          The Company covenants that if

          (1) an Event of Default with respect to any Security of any series shall occur,

          (2) default is made in the payment of any installment of interest, if any, on any Security of any series and any related coupon when such interest becomes due and payable and such default continues for a period of 30 days (whether or not such payment is then prohibited by Article XVI),

          (3) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof (whether or not such payment is then prohibited by Article XVI),

          (4) default is made in the making or satisfaction of any sinking fund payment or analogous obligation when the same becomes due pursuant to the terms of any Security,

          (5) default is made in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series) and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, or

          (6) any other default provided with respect to a Security of that series is made (each a "Default"),

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities of such series and any related coupons, the whole amount then due and payable on such Securities and any related coupons for principal, including any sinking fund payment or analogous obligations (and premium, if any), and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

          If a Default with respect to Securities of any series (or all series, as the case may be) shall occur and be continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series (or all series, as the case may be) and any related coupons by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 504.  Trustee May File Proofs of Claim.
              --------------------------------

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding and, in particular: (i) to file and prove a claim for the whole amount (or in the case of Original Issue Discount Securities or Indexed Securities, such portion of the principal as may be provided for in the terms thereof) (and premium, if any) and interest, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the holders allowed in such judicial proceeding, and to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder of Securities of such series and coupons to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee and any predecessor Trustee, their agents and counsel, and any other amounts due to the Trustee or any predecessor Trustee under Section 606.

          No provision of this Indenture and nothing contained herein shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or coupons or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or coupon in any such proceeding; provided, however, the Trustee may vote on behalf of the Holders for the election of a trustee in bankruptcy or similar official and may be a member of a creditors' or other similar committee.

Section 505.  Trustee May Enforce Claims Without Possession of Securities.
              -----------------------------------------------------------

          All rights of action and claims under this Indenture or any of the Securities or coupons may be prosecuted and enforced by the Trustee without the possession of any of the Securities or coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities and coupons in respect of which such judgment has been recovered.

Section 506.  Application of Money Collected.
              ------------------------------

          Subject to Article Sixteen, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, if any, upon presentation of the Securities or coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

               FIRST: To the payment of all amounts due the Trustee and any predecessor Trustee under Section 606;

               SECOND: To the payment of the amounts then due and unpaid upon the Securities and coupons for principal (and premium, if any) and interest, if any, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such Securities and coupons for principal (and premium, if any) and interest, if any, respectively; and

               THIRD: To the payment of the remainder, if any, to the Company or any other Person or Persons entitled thereto.

Section 507.  Limitation on Suits.
              -------------------

                    No Holder of any Security of any series or any related coupon shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Default with respect to the Securities of that series;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

Section 508.  Unconditional Right of Holders to Receive Principal, Premium and
              ----------------------------------------------------------------
Interest.
- - ---------

          Notwithstanding any other provision in this Indenture, the Holder of any Security or coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any, and Additional Amounts, if any) and (subject to Sections 305 and 307) interest, if any, on such Security or payment of such coupon on the respective due dates expressed in such Security or coupon (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 509.  Restoration of Rights and Remedies.
              ----------------------------------

          If the Trustee or any Holder of a Security or coupon has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, the Company, the Trustee and the Holders of Securities and coupons shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 510.  Rights and Remedies Cumulative.
              ------------------------------

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities or coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 511.  Delay or Omission Not Waiver.
              ----------------------------

          No delay or omission of the Trustee or of any Holder of any Security or coupon to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities or coupons, as the case may be.

Section 512.  Control by Holders.
              ------------------

          The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture,

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

          (3) the Trustee need not take any action which might involve it in personal liability or be unjustly prejudicial to the Holders of Securities of such series not consenting.

Section 513.  Waiver of Past Defaults.
              -----------------------

               The Holders of not less than 66 2/3% in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series and any related coupons waive any past default hereunder with respect to such series and its consequences, except a default

          (1) in the payment of the principal of (or premium, if any) or interest, if any, on any Security of such series or any related coupons, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

Section 514.  Waiver of Stay or Extension Laws.
              --------------------------------

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE SIX

                                  The Trustee

Section 601.  Notice of Defaults.
              ------------------

          Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit in the manner and to the extent provided in TIA Section 313(c), notice of such default hereunder known to a Responsible Officer of the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest, if any, on any Security of such series, or in the payment of any sinking or purchase fund installment with respect to the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities and coupons of such series; and provided further that in the case of any default or breach of the character specified in Section 503(4) with respect to the Securities and coupons of such series, no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, a Default with respect to the Securities of such series.

Section 602.  Certain Rights of Trustee.
              -------------------------

          Subject to the provisions of TIA Section 315(a) through 315(d):

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order (other than delivery of any Security, together with any coupons appertaining thereto, to the Trustee for authentication and delivery pursuant to Section 303 which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon a Board Resolution, an Opinion of Counsel or an Officers' Certificate;

          (d) the Trustee may consult with counsel and the advice of such counsel (confirmed in writing) or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series or any related coupons pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees and the Trustee shall not be responsible for the supervision of or any misconduct or negligence on the part of any such agent, attorney, custodian or nominee appointed with due care by it hereunder; and

          (h) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

          The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          The rights and protections afforded to the Trustee by this Indenture shall also be afforded to it to the extent applicable in its capacity as Paying Agent, Security Registrar and Exchange Rate Agent, as the case may be.

Section 603.  Not Responsible for Recitals or Issuance of Securities.
              ------------------------------------------------------

          The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, and in any coupons shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or coupons, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 604.  May Hold Securities.
              -------------------

          The Trustee, any Authenticating Agent, Paying Agent, Security Registrar or other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and coupons and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 605.  Money Held in Trust.
              -------------------

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

Section 606.  Compensation and Reimbursement.
              ------------------------------

          The Company agrees:

          (1) to pay to the Trustee from time to time such compensation for all services rendered by it hereunder as has been agreed upon in writing (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse each of the Trustee and any predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except to the extent any such expense, disbursement or advance may be attributable to its negligence or bad faith; and

          (3) to indemnify each of the Trustee and any predecessor Trustee (and its officers, directors, employees and agents) for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its negligence or bad faith.

          As security for the performance of the obligations of the Company under this Section, the Trustee shall have a claim prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest, if any, on particular Securities or coupons.

          The Company's payment obligations pursuant to this Section shall survive the discharge of this Indenture. When the Trustee incurs expenses after the occurrence of an Event of Default specified in Section 501(1) or (2) with respect to the Company, the expenses are intended to constitute expenses of administration under the Federal Bankruptcy Code.

Section 607.  Corporate Trustee Required; Eligibility.
              ---------------------------------------

          There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under TIA Section 310(a)(1) and shall have a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of Federal, State, Territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 608.  Resignation and Removal; Appointment of Successor.
              -------------------------------------------------

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 609.

          (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

          (d)  If at any time:

          (1)  the Trustee shall fail to comply with the provisions of TIA
     Section 310(b) after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 607(a) and shall fail to resign after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by or pursuant to a Board Resolution may remove the Trustee and appoint a successor Trustee with respect to all securities, or (ii) subject to TIA Section 315(e), any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause with respect to the Securities of one or more series, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series). If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of Securities and accepted appointment in the manner hereinafter provided, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series in the manner provided for notices to the Holders of Securities in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

Section 609.  Acceptance of Appointment by Successor.
              --------------------------------------

          (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of all amounts owed to it pursuant to this Indenture, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in
Section 606. The retiring Trustee shall have no liability for any acts or omissions of any successor Trustee.

          (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall, upon payment of all amounts owed to it pursuant to this Indenture, duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

          (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) and (b) of this Section, as the case may be.

          (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 610.  Merger, Conversion, Consolidation or Succession to Business.
              -----------------------------------------------------------

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities or coupons shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities or coupons so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. In case any Securities or coupons shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Securities or coupons, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

Section 611.  Appointment of Authenticating Agent.
              -----------------------------------

          At any time when any of the Securities remain Outstanding, the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to
Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Trustee, a copy of which instrument shall be promptly furnished to the

Company. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be reasonably acceptable to the Company and, except as may otherwise be provided pursuant to Section 301, shall at all times be a bank or trust company or corporation organized and doing business and in good standing under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authorities. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agent for any series of Securities may resign at any time by giving written notice of resignation to the Trustee for such series and to the Company. The Trustee for any series of Securities may at any time terminate the agency of an Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee for such series may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve in the manner set forth in
Section 106. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

          The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation including reimbursement of its reasonable expenses for its services under this Section.

          If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to or in lieu of the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                              BANKERS TRUST COMPANY, as Trustee



                              By                                  ,
                                  -------------------------------
                                  As Authenticating Agent
                                  -----------------------



                              By                                  ,
                                  -------------------------------
                                  Authorized Officer
                                  ------------------



                                 ARTICLE SEVEN

               Holders' Lists and Reports by Trustee and Company

Section 701.  Disclosure of Names and Addresses of Holders.
             ---------------------------------------------

          Every Holder of Securities or coupons, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Authenticating Agent nor any Paying Agent nor any Security Registrar shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders of Securities in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

Section 702.  Reports by Trustee.
              ------------------

          Within 60 days after May 15 of each year commencing with the first May 15 after the first issuance of Securities pursuant to this Indenture, the Trustee shall transmit by mail to all Holders of Securities as provided in TIA
Section 313(c) a brief report dated as of such May 15 if required by TIA Section 313(a).

Section 703.  Reports by Company.
             -------------------

          The Company will:

               (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to
          Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to
          Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

               (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

               (3) transmit by mail to the Holders of Securities, within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in TIA Section 313(c), such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the commission.

Section 704.  Calculation of Original Issue Discount.
              --------------------------------------

                    Upon request of the Trustee, the Company shall file with the Trustee promptly at the end of each calendar year a written notice specifying the amount of original issue discount (including daily rates and accrual periods), if any, accrued on Outstanding Securities as of the end of such year.


                                 ARTICLE EIGHT

             Consolidation, Merger, Conveyance, Transfer or Lease

Section 801.  Company May Consolidate, Etc., Only on Certain Terms.
              ----------------------------------------------------

                    The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

          (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or any Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Default, and no event which, after notice or lapse of time or both, would become a Default, shall have happened and be continuing; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 802.  Successor Substituted.
              ---------------------

       Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with
Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                ARTICLE NINE

                            Supplemental Indentures

Section 901. Supplemental Indentures Without Consent of Holders.
             --------------------------------------------------

          Without the consent of any Holders of Securities or coupons, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

          (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

          (3) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such Events of Default are to be for the benefit of less than all series of Securities, stating that such Events of Default are expressly being included solely for the benefit of such series); provided, however, that in respect of any such additional Events of Default such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default or may limit the right of the Holders of a majority in aggregate principal amount of that or those series of Securities to which such additional Events of Default apply to waive such default; or

          (4) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of or any premium or interest on Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations or to permit or facilitate the issuance of Securities in uncertificated form, provided that any such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect; or

          (5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

          (6) to establish the form or terms of Securities of any series and any related coupons as permitted by Sections 201 and 301; including the provisions and procedures relating to Securities convertible into or exchangeable for any securities of any Person (including the Company); or

          (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee; or

          (8) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause (9) shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect; or

          (9) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Sections 401, 1302 and 1303; provided that any such action shall not adversely affect the interests of the Holders of Securities of such series and any related coupons or any other series of Securities in any material respect.

Section 902.  Supplemental Indentures with Consent of Holders.
              -----------------------------------------------

     With the consent of the Holders of not less than 66-2/3% in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture which affect such series of Securities or of modifying in any manner the rights of the Holders of Securities of such series and any related coupons under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security of such series affected thereby,

          (1) change the Stated Maturity of the principal of (or premium, if any, on), or any installment of principal of or interest on, any Security; or reduce the principal amount thereof or the rate of interest thereon, or any premium payable upon the redemption thereof, or change any obligation of the Company to pay Additional Amounts pursuant to Section 1004 (except as contemplated by Section 801(1) and permitted by Section 901(1)), or reduce the portion of the principal of an Original Issue Discount Security or Indexed Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 or the amount thereof provable in bankruptcy pursuant to Section 504, or adversely affect any right of repayment at the option of the Holder of any Security, or change any Place of Payment where, or the currency or currencies, currency unit or units or composite currency or currencies in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or repayment at the option of the Holder, on or after the Redemption Date or the Repayment Date, as the case may be), or adversely affect any right to exchange any Security as may be provided pursuant to Section 301 herein, or adversely affect any right to convert any Security as may be provided pursuant to
     Section 301 or Article Fifteen, or modify the provisions of this Indenture with respect to subordination of the Securities of any series in a manner adverse to the Holders.

          (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture which affect such series or certain defaults applicable to such series hereunder and their consequences provided for in this Indenture, or reduce the requirements of Section 1404 for quorum or voting, or

          (3)  modify any of the provisions of this Section, Section 513 or
     Section 1009, except to increase any such percentage or to provide that certain other provisions of this Indenture which affect such series cannot be modified or waived without the consent of the Holder of each Outstanding Security of such series.

          A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 903.  Execution of Supplemental Indentures.
              ------------------------------------

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 904.  Effect of Supplemental Indentures.
              ---------------------------------

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder and of any coupon appertaining thereto shall be bound thereby.

Section 905.  Conformity with Trust Indenture Act.
              -----------------------------------

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 906.  Reference in Securities to Supplemental Indentures.
              --------------------------------------------------

          Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall, if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

Section 907.  Subordination Unimpaired.
              ------------------------

          No provision in any supplemental indenture that affects the superior position of the holders of Senior Indebtedness or Other Senior Obligations shall be effective against any holder of Senior Indebtedness or Other Senior Obligations, unless such holder shall have consented thereto.


                                  ARTICLE TEN

                                   Covenants

Section 1001. Payment of Principal, Premium and Interest.
              ------------------------------------------

          The Company covenants and agrees for the benefit of the Holders of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest, if any, on the Securities of that series in accordance with the terms of such series of Securities and this Indenture. Any interest due on Bearer Securities on or before Maturity, other than Additional Amounts, if any, payable as provided in Section 1004 in respect of principal of (or premium, if any, on) such a Security, shall be payable only upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature. Unless otherwise specified with respect to Securities of any series pursuant to Section 301, at the option of the Company, all payments of principal may be paid by check to the registered Holder of the Registered Security or other person entitled thereto against surrender of such Security. Unless otherwise specified as contemplated by Section 301 with respect to any series of Securities, any interest due on Bearer Securities on or before Maturity shall be payable only upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature.

Section 1002.  Maintenance of Office or Agency.
               -------------------------------

          If Securities of a series are issuable only as Registered Securities, the Company shall maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange, where Securities of that series that are convertible or exchangeable may be surrendered for conversion, and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. If Securities of a series are issuable as Bearer Securities, the Company will maintain (A) in the Borough of Manhattan, The City of New York, an office or agency where any Registered Securities of that series may be presented or surrendered for payment, where any Registered Securities of that series may be surrendered for registration of transfer or exchange, where Securities of that series that are convertible or exchangeable may be surrendered for conversion or exchange, as applicable, where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served and where Bearer Securities of that series and related coupons may be presented or surrendered for payment in the circumstances described in the following paragraph (and not otherwise), (B) subject to any laws or regulations applicable thereto, in a Place of Payment for that series which is located outside the United States, an office or agency where Securities of that series and related coupons may be presented and surrendered for payment; provided, however, that if the Securities of that series are listed on the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent for the Securities of that series in Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of that series are listed on such exchange, and (C) subject to any laws or regulations applicable thereto, in a Place of Payment for that series located outside the United States an office or agency where any Registered Securities of that series may be surrendered for registration of transfer or exchange, where Securities of that series that are convertible or exchangeable may be surrendered for conversion or exchange, as applicable, and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of each such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of that series and the related coupons may be presented and surrendered for payment at the offices specified in the Security, in London, England, and the Company hereby appoints the same as its agent to receive such respective presentations, surrenders, notices and demands, and the Company hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

          Unless otherwise specified with respect to any Securities pursuant to
Section 301, no payment of principal, premium or interest on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, that, if the Securities of a series are payable in Dollars, payment of principal of (and premium, if any) and interest, if any, on any Bearer Security shall be made at the office of the Company's Paying Agent in the Borough of Manhattan, The City of New York, if (but only if) payment in Dollars of the full amount of such principal, premium or interest, as the case may be, at all offices or agencies outside the United States maintained for such purpose by the Company in accordance with this Indenture, is illegal or effectively precluded by exchange controls or other similar restrictions.

          The Company may from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. Unless otherwise specified with respect to any Securities pursuant to Section 301 with respect to a series of Securities, the Company hereby designates as Places of Payment for each series of Securities the office or agency of the Company in the Borough of Manhattan, The City of New York, and initially appoints the Trustee at its Corporate Trust Office in the Borough of Manhattan, The City of New York as Paying Agent in each such city and as its agent to receive all such presentations, surrenders, notices and demands.

          Unless otherwise specified with respect to any Securities pursuant to
Section 301, if and so long as the Securities of any series (i) are denominated in a currency other than Dollars or (ii) may be payable in a currency other than Dollars, or so long as it is required under any other provision of the Indenture, then the Company will maintain with respect to each such series of Securities, or as so required, at least one Exchange Rate Agent.

Section 1003.  Money for Securities Payments to Be Held in Trust  .
               -------------------------------------------------

          If the Company shall at any time act as its own Paying Agent with respect to any series of any Securities and any related coupons, it will, on or before each due date of the principal of (or premium, if any) or interest, if any, on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series and except, if applicable, as provided in

Sections 312(b), 312(d) and 312(e)) sufficient to pay the principal of (and premium, if any) and interest, if any, on Securities of such series so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents for any series of Securities and any related coupons, it will, prior to each due date of the principal of (or premium, if any) or interest, if any, on any Securities of that series, deposit with a Paying Agent a sum (in the currency or currencies, currency unit or units or composite currency or currencies described in the preceding paragraph) sufficient to pay the principal (or premium, if any) or interest, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

          Except, as otherwise provided in the Securities of any series, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (or premium, if any) or interest, if any, on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment of such principal, premium or interest on any Security, without interest thereon, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 1004.  Additional Amounts.
               ------------------

          If any Securities of a series provide for the payment of Additional Amounts, the Company will pay to the Holder of any Security of such series or any coupon appertaining thereto Additional Amounts as may be specified as contemplated by Section 301. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of (or premium, if any) or interest, if any, on any Security of any series or payment of any related coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided by the terms of such series established pursuant to Section 301 to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

          Except as otherwise specified as contemplated by Section 301, if the Securities of a series provide for the payment of Additional Amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal and any premium is made), and at least 10 days prior to each date of payment of principal, premium or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company will furnish the Trustee and the Company's principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal, premium or interest on the Securities of that series shall be made to Holders of Securities of that series or any related coupons who are not United States persons without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of the series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities of that series or related coupons and the Company will pay to the Trustee or such Paying Agent the Additional Amounts required by the terms of such Securities. In the event that the Trustee or any Paying Agent, as the case may be, shall not so receive the above-mentioned certificate, then the Trustee or such Paying Agent shall be entitled (i) to assume that no such withholding or deduction is required with respect to any payment of principal or interest with respect to any Securities of a series or related coupons until it shall have received a certificate advising otherwise and (ii) to make all payments of principal and interest with respect to the Securities of a series or related coupons without withholding or deductions until otherwise advised. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section or in reliance on the Company's not furnishing such an Officers' Certificate.

Section 1005.  Statement by Officers as to Default.
               -----------------------------------

          The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the conditions or covenants of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

Section 1006.  Existence.
               ---------

          Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

Section 1007.  Maintenance of Properties.
               -------------------------

          The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

Section 1008.  Payment of Taxes and Other Claims.
               ---------------------------------

          The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

Section 1009.  Waiver of Certain Covenants.
               ---------------------------

          The Company may, with respect to any series of Securities, omit in any particular instance to comply with any term, provision or condition which affects such series set forth in Sections 1007 and 1008, and, as specified pursuant to Section 301(15) for Securities of any series, in any covenants of the Company added to Article Ten pursuant to Section 301(14) or Section 301(15), in connection with Securities of a series if before the time for such compliance the Holders of at least 66-2/3% in principal amount of all Outstanding Securities of any series, by Act of such Holders, waive such compliance in such instance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee to Holders of Securities of such series in respect of any such term, provision or condition shall remain in full force and effect.


                                 ARTICLE ELEVEN

                            Redemption of Securities

Section 1101.  Applicability of Article.
               ------------------------

          Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

Section 1102.  Election to Redeem; Notice to Trustee.
               -------------------------------------

          The election of the Company to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

Section 1103.  Selection by Trustee of Securities to Be Redeemed.
               -------------------------------------------------

          If less than all the Securities of any series issued on the same day with the same terms are to be redeemed (unless all of the Securities of such series and of a specified tenor are to be redeemed), the particular Securities to be redeemed shall be selected in accordance with the terms of such Securities but, if not specified, shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series issued on such date with the same terms not previously called for redemption, by the Trustee in its customary manner which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

          The Trustee shall promptly notify the Company and the Security Registrar (if other than itself) in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 1104.  Notice of Redemption.
               --------------------

          Notice of redemption shall be given in the manner provided in Section 106, not less than 30 days nor more than 60 days prior to the Redemption Date, unless a shorter period is specified by the terms of such series established pursuant to Section 301, to each Holder of Securities to be redeemed, but failure to give such notice in the manner herein provided to the Holder of any Security designated for redemption as a whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other such Security or portion thereof.

          Any notice that is mailed to the Holders of Registered Securities in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice.

          All notices of redemption shall state:

          (l)  the Redemption Date,

          (2) the Redemption Price and accrued interest to the Redemption Date payable as provided in Section 1106, if any,

          (3) if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Security or Securities to be redeemed,

          (4) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the holder will receive, without a charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed,

          (5) that on the Redemption Date the Redemption Price and accrued interest to the Redemption Date payable as provided in Section 1106, if any, will become due and payable upon each such Security, or the portion thereof, to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

          (6) the Place or Places of Payment where such Securities, together in the case of Bearer Securities with all coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price and accrued interest, if any,

          (7)  that the redemption is for a sinking fund, if such is the case,

          (8) that, unless otherwise specified in such notice, Bearer Securities of any series, if any, surrendered for redemption must be accompanied by all coupons maturing subsequent to the date fixed for redemption or the amount of any such missing coupon or coupons will be deducted from the Redemption Price, unless security or indemnity satisfactory to the Company, the Trustee for such series and any Paying Agent is furnished,

          (9) if Bearer Securities of any series are to be redeemed and any Registered Securities of such series are not to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities not subject to redemption on this Redemption Date pursuant to Section 305 or otherwise, the last date, as determined by the Company, on which such exchanges may be made, and

          (10)  the CUSIP number of such Security, if any.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable.

Section 1105.  Deposit of Redemption Price.
               ---------------------------

          Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, which it may not do in the case of a sinking fund payment under Article Twelve, segregate and hold in trust as provided in Section 1003) an amount of money in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series and except, if applicable, as provided in Sections 312(b), 312(d) and 312(e)) sufficient to pay on the Redemption Date the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities or portions thereof which are to be redeemed on that date.

Section 1106.  Securities Payable on Redemption Date.
               -------------------------------------

          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series and except, if applicable, as provided in Sections 312(b), 312(d) and 312(e)) (together with accrued interest, if any, to the Redemption Date), and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such

Securities shall if the same were interest-bearing cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice, together with all coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of coupons for such interest, and provided further that installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

          If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by coupons shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of those coupons.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the Redemption Price shall, until paid, bear interest from the Redemption Date at the rate of interest set forth in such Security or, in the case of an Orginal Issue Discount Security, at the Yield to Maturity of such Security.

Section 1107.  Securities Redeemed in Part.
               ---------------------------

          Any Registered Security which is to be redeemed only in part (pursuant to the provisions of this Article or of Article Twelve) shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                ARTICLE TWELVE

                                 Sinking Funds

Section 1201.  Applicability of Article.
               ------------------------

          The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

          The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of such Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any mandatory sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

Section 1202.  Satisfaction of Sinking Fund Payments with Securities.
               -----------------------------------------------------

          The Company may, in satisfaction of all or any part of any mandatory sinking fund payment with respect to the Securities of a series, (1) deliver Outstanding Securities of such series (other than any previously called for redemption) together in the case of any Bearer Securities of such series with all unmatured coupons appertaining thereto and (2) apply as a credit Securities of such series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any mandatory sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities so delivered or applied as a credit have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the applicable Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

Section 1203.   Redemption of Securities for Sinking Fund.
                -----------------------------------------

          Not less than 60 days prior to each sinking fund payment date for Securities of any series, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion hereof, if any, which is to be satisfied by payment of cash in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series and except, if applicable, as provided in Sections 312(b), 312(d) and 312(e)) and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to
Section 1202, and the optional amount, if any, to be added in cash to the next ensuing mandatory sinking fund payment, and will also deliver to the Trustee any Securities to be so delivered and credited. If such Officers' Certificate shall specify an optional amount to be added in cash to the next ensuing mandatory sinking fund payment, the Company shall thereupon be obligated to pay the amount therein specified. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.


                                ARTICLE THIRTEEN

                       Defeasance and Covenant Defeasance

Section 1301. Applicability of Article; Company's Option to Effect Defeasance or
              ------------------------------------------------------------------
              Covenant Defeasance.
              -------------------

          If pursuant to Section 301 provision is made for either or both of (a) defeasance of the Securities of or within a series under Section 1302 or (b) covenant defeasance of the Securities of or within a series under Section 1303, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article (with such modifications thereto as may be specified pursuant to Section 301 with respect to any Securities), shall be applicable to such Securities and any coupons appertaining thereto, and the Company may at its option by Board Resolution, at any time, with respect to such Securities and any coupons appertaining thereto, elect to have Section 1302 (if applicable) or Section 1303 (if applicable) be applied to such Outstanding Securities and any coupons appertaining thereto upon compliance with the conditions set forth below in this Article.

Section 1302.  Defeasance and Discharge.
               ------------------------

          Upon the Company's exercise of the above option applicable to this Section with respect to any Securities of or within a series, the Company shall be deemed to have been discharged from its obligations with respect to such Outstanding Securities and any coupons appertaining thereto on the date the conditions set forth in Section 1304 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Outstanding Securities and any coupons appertaining thereto, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 1305 and the other Sections of this Indenture referred to in clauses (A) and (B) of this Section, and to have satisfied all its other obligations under such Securities and any coupons appertaining thereto and this Indenture insofar as such Securities and any coupons appertaining thereto are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Outstanding Securities and any coupons appertaining thereto to receive, solely from the trust fund described in Section 1304 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest, if any, on such Securities and any coupons appertaining thereto when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 305, 306, 1002 and 1003 and with respect to the payment of Additional Amounts, if any, on such Securities as contemplated by
Section 1004, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article. Subject to compliance with this Article Thirteen, the Company may exercise its option under this Section notwithstanding the prior exercise of its option under Section 1303 with respect to such Securities and any coupons appertaining thereto.

Section 1303.  Covenant Defeasance.
               -------------------

          Upon the Company's exercise of the above option applicable to this Section with respect to any Securities of or within a series, the Company shall be released from its obligations under Sections 1004 and 1005, and, if specified pursuant to Section 301, its obligations under any other covenant, with respect to such Outstanding Securities and any coupons appertaining thereto on and after the date the conditions set forth in Section 1304 are satisfied (hereinafter, "covenant defeasance"), and such Securities and any coupons appertaining thereto shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with Sections 1004 and 1005, or such other covenant, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Outstanding Securities and any coupons appertaining thereto, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a default or a Default under Section 503(4) or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities and any coupons appertaining thereto shall be unaffected thereby.

Section 1304.  Conditions to Defeasance or Covenant Defeasance.
               -----------------------------------------------

          The following shall be the conditions to application of Section 1302 or Section 1303 to any Outstanding Securities of or within a series and any coupons appertaining thereto:

               (a) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 607 who shall agree to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities and any coupons appertaining thereto, (1) an amount (in such currency, currencies or currency unit in which such Securities and any coupons appertaining thereto are then specified as payable at Stated Maturity), or (2) Government Obligations applicable to such Securities and coupons appertaining thereto (determined on the basis of the currency, currencies or currency unit in which such Securities and coupons appertaining thereto are then specified as payable at Stated Maturity) which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal of (and premium, if any) and interest, if any, on such Securities and any coupons appertaining thereto, money in an amount, or (3) a combination thereof in an amount, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge,
     (i) the principal of (and premium, if any) and interest, if any, on such Outstanding Securities and any coupons appertaining thereto on the Stated Maturity of such principal or installment of principal or interest and (ii) any mandatory sinking fund payments or analogous payments applicable to such Outstanding Securities and any coupons appertaining thereto on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities and any coupons appertaining thereto.

          (b) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound.

          (c) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to such Securities and any coupons appertaining thereto shall have occurred and be continuing on the date of such deposit.

          (d) In the case of an election under Section 1302, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of execution of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Outstanding Securities and any coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

          (e) In the case of an election under Section 1303, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Outstanding Securities and any coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

          (f) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance under Section 1302 or the covenant defeasance under Section 1303 (as the case may be) have been complied with and an Opinion of Counsel to the effect that either (i) as a result of a deposit pursuant to subsection (a) above and the related exercise of the Company's option under Section 1302 or Section 1303 (as the case may be), registration is not required under the Investment Company Act of 1940, as amended, by the Company, with respect to the trust funds representing such deposit or by the trustee for such trust funds or (ii) all necessary registrations under said Act have been effected.

          (g) Notwithstanding any other provisions of this Section, such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 301.

Section 1305. Deposited Money and Government Obligations to Be Held in Trust;
              ---------------------------------------------------------------
              Other Miscellaneous Provisions.
              ------------------------------

          Subject to the provisions of the last paragraph of Section 1003, all money and Government Obligations (or other property as may be provided pursuant to Section 301) (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 1305, the "Trustee") pursuant to Section 1304 in respect of any Outstanding Securities of any series and any coupons appertaining thereto shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and any coupons appertaining thereto and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities and any coupons appertaining thereto of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, if any, but such money need not be segregated from other funds except to the extent required by law.

          Unless otherwise specified with respect to any Security pursuant to
Section 301, if, after a deposit referred to in Section 1304(a) has been made,
(a) the Holder of a Security in respect of which such deposit was made is entitled to, and does, elect pursuant to Section 312(b) or the terms of such Security to receive payment in a currency or currency unit other than that in which the deposit pursuant to Section 1304(a) has been made in respect of such Security, or (b) a Currency Conversion Event occurs as contemplated in Section 312(d) or 312(e) or by the terms of any Security in respect of which the deposit pursuant to Section 1304(a) has been made, the indebtedness represented by such Security and any coupons appertaining thereto shall be deemed to have been, and will be, fully discharged and satisfied through the payment of the principal of (and premium, if any) and interest, if any, on such Security as the same becomes due out of the proceeds yielded by converting (from time to time as specified below in the case of any such election) the amount or other property deposited in respect of such Security into the currency or currency unit in which such Security becomes payable as a result of such election or Currency Conversion Event based on the applicable Market Exchange Rate for such currency or currency unit in effect on the second Business Day prior to each payment date, except, with respect to a Currency Conversion Event, for such currency or currency unit in effect (as nearly as feasible) at the time of the Currency Conversion Event.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of such Outstanding Securities and any coupons appertaining thereto.

          Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or Government Obligations (or other property and any proceeds therefrom) held by it as provided in Section 1304 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect a defeasance or covenant defeasance, as applicable, in accordance with this Article.

Section 1306.  Reinstatement.
               -------------

          If the Trustee or any Paying Agent is unable to apply any money in accordance with Section 1305 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and such Securities and any related coupons shall be revived and reinstated as though no deposit had occurred pursuant to Section 1302 or 1303, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1305; provided, however, that if the Company makes any payment of principal of (or premium, if any, on) or interest on any such Security or any related coupon following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities and any related coupons to receive such payment from the money held by the Trustee or Paying Agent.

                                ARTICLE FOURTEEN

                       Meetings of Holders of Securities

Section 1401.  Purposes for Which Meetings May Be Called.
               -----------------------------------------

          If Securities of a series are issuable as Bearer Securities, a meeting of Holders of Securities of such series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.


Section 1402.  Call, Notice and Place of Meetings.
               ----------------------------------

          (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 1401, to be held at such time and at such place in the Borough of Manhattan, The City of New York or in London as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

          (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 1401, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York or in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

Section 1403.  Persons Entitled to Vote at Meetings.
               ------------------------------------

          To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

Section 1404.  Quorum; Action.
               --------------

          The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of not less than a specified percentage in principal amount of the Outstanding Securities of a series, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1402(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of any adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

          Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities if that series; provided, however, that, except as limited by the proviso to Section 902, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of that series.

          Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the related coupons, whether or not present or represented at the meeting.

          Notwithstanding the foregoing provisions of this Section 1404, if any action is to be taken at a meeting of Holders of Securities of any series with respect to any request, demand, authorization, direction, notice, consent, waiver or other action that this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage in principal amount of all Outstanding Securities affected thereby, or of the Holders of such series and one or more additional series:

          (i)  there shall be no minimum quorum requirement for such meeting;
     and

          (ii) the principal amount of the Outstanding Securities of such series that vote in favor of such request, demand, authorization, direction, notice, consent, waiver or other action shall be taken into account in determining whether such request, demand, authorization, direction, notice, consent, waiver or other action has been made, given or taken under this Indenture.

Section 1405.  Determination of Voting Rights; Conduct and Adjournment of
               ----------------------------------------------------------
               Meetings.
               --------

          (a) Notwithstanding any provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104 or by having the signature of the Person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 104 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

          (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 1402(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

          (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of the Outstanding Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

          (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 1402 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting, and the meeting may be held as so adjourned without further notice.

Section 1406.  Counting Votes and Recording Action of Meetings.
               -----------------------------------------------

          The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any Series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the fact, setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1402 and, if applicable, Section 1404. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.



                                ARTICLE FIFTEEN

                            Conversion of Securities


Section 1501.  Applicability of Article.
               ------------------------

          Securities of any series which are convertible into Common Stock at the option of the Holder of such Securities shall be convertible in accordance with their terms and (unless otherwise specified as contemplated by Section 301 for the Securities of any series) in accordance with this Article. Each reference in this Article Fifteen to "a Security" or "the Securities" refers to the Securities of the particular series that is convertible into Common Stock. If more than one series of Securities with conversion privileges are Outstanding at any time, the provisions of this Article Fifteen shall be applied separately to each such series.

Section 1502.  Right of Holders to Convert Securities.
               --------------------------------------

          Subject to and upon compliance with the terms of the Securities and the provisions of Section 1108 and this Article Fifteen, at the option of the Holder thereof, any Security of any series of any authorized denomination, or any portion of the principal amount thereof which is $1,000 or any integral multiple of $1,000, may, at any time during the period specified in the Securities of such series, or in case such Security or portion thereof shall have been called for redemption, then in respect of such Security or portion thereof until and including, but not after (unless the Company shall default in payment due upon the redemption thereof) the close of business on the Redemption Date (except that in the case of redemption at the option of the Holder, if specified in the terms of the relevant Security, such right shall terminate upon receipt of written notice of the exercise of such option), be converted into duly authorized, validly issued, fully paid and nonassessable shares of Common Stock, as specified in such Security, at the conversion price or conversion rate for each $1,000 principal amount of Securities (such initial conversion rate reflecting an initial conversion price specified in such Security) in effect on the conversion date, or, in case an adjustment in the conversion price has taken place pursuant to the provisions of Section 1505, then at the applicable conversion price as so adjusted, upon surrender of the Security or Securities, the principal amount of which is so to be converted, to the Company at any time during usual business hours at the office or agency to be maintained by it in accordance with the provisions of Section 1002, accompanied by a written notice of election to convert as provided in Section 1503 and, if so required by the Company and/or the Trustee, by a written instrument or instruments of transfer in form satisfactory to the Company and/or the Trustee, as applicable, duly executed by the Holder thereof or his attorney duly authorized in writing. All Securities surrendered for conversion shall, if surrendered to the Company or any conversion agent, be delivered to the Trustee for cancellation and cancelled by it, or shall, if surrendered to the Trustee, be cancelled by it, as provided in Section 310.

          The initial conversion price or conversion rate in respect of a series of Securities shall be as specified in the Securities of such series. The conversion price or conversion rate will be subject to adjustment on the terms set forth in Section 1505 or such other or different terms, if any, as may be specified by Section 301 for Securities of such series. Provisions of this Indenture that apply to conversion of all of a Security also apply to conversion of a portion of it.

Section 1503.  Issuance of Shares of Common Stock on Conversions.
               -------------------------------------------------

          As promptly as practicable after the surrender, as herein provided, of any Security or Securities for conversion, the Company shall deliver or cause to be delivered at its said office or agency to or upon the written order of the Holder of the Security or Securities so surrendered a certificate or certificates representing the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock into which such Security or Securities may be converted in accordance with the terms thereof and the provisions of this Article Fifteen. Prior to delivery of such certificate or certificates, the Company shall require written notice at its said office or agency from the Holder of the Security or Securities so surrendered stating that the Holder irrevocably elects to convert such Security or Securities, or, if less than the entire principal amount thereof is to be converted, stating the portion thereof to be converted. Such notice shall also state the name or names (with address and social security or other taxpayer identification number) in which said certificate or certificates are to be issued. Such conversion shall be deemed to have been made at the time that such Security or Securities shall have been surrendered for conversion and such notice shall have been received by the Company or the Trustee, the rights of the Holder of such Security or Securities as a Holder shall cease at such time, the Person or Persons entitled to receive the shares of Common Stock upon conversion of such Security or Securities shall be treated for all purposes as having become either record holder or holders of such shares of Common Stock at such time and such conversion shall be at the conversion price in effect at such time. In the case of any Security of any series which is converted in part only, upon such conversion, the Company shall execute and, upon the Company's request and at the Company's expense, the Trustee or an Authenticating Agent shall authenticate and deliver to the Holder thereof, as requested by such Holder, a new Security or Securities of such series of authorized denominations in aggregate principal amount equal to the unconverted portion of such Security.

          If the last day on which a Security may be converted is not a Business Day in a place where the conversion agent for that Security is located, the Security may be surrendered to that conversion agent on the next succeeding day that is a Business Day.

          The Company shall not be required to deliver certificates for shares of Common Stock upon conversion while its stock transfer books are closed for a meeting of shareholders or for the payment of dividends or for any other purpose, but certificates for shares of Common Stock shall be delivered as soon as the stock transfer books shall again be opened.

Section 1504.  No Payment or Adjustment for Interest or Dividends.
               --------------------------------------------------

          Unless otherwise specified as contemplated by Section 301 for Securities of such series, Securities surrendered for conversion during the period from the close of business on any Regular Record Date (or Special Record
Date) next preceding any Interest Payment Date to the opening of business on such Interest Payment Date (except Securities called for redemption on a Redemption Date within such period) when surrendered for conversion must be accompanied by payment (by certified or official bank check to the order of the Company payable in clearing house funds at the location where the Securities are surrendered) of an amount equal to the interest thereon which the Holder is to receive on such Interest Payment Date. Payment of interest shall be made, as of such Interest Payment Date or such other payment date (as set forth in Section
307), as the case may be, to the Holder of the Securities as of such Regular Record Date or Special Record Date, as applicable. Except where Securities surrendered for conversion must be accompanied by payment as described above, no interest on converted Securities will be payable by the Company on any Interest Payment Date subsequent to the date of conversion. No other payment or adjustment for interest or dividends is to be made upon conversion. Notwithstanding the foregoing, upon conversion of any Original Issue Discount Security, the fixed number of shares of Common Stock into which such Security is convertible delivered by the Company to the Holder thereof shall be applied, first, to the portion attributable to the accrued original issue discount relating to the period from the date of issuance to the date of conversion of such Security, and second, to the portion attributable to the balance of the principal amount of such Security.

Section 1505.  Adjustment of Conversion Price.
               ------------------------------

          Unless otherwise specified as contemplated by Section 301 for Securities of such series, the conversion price for Securities shall be adjusted from time to time as follows:

          (a) In case the Company shall pay a dividend or make a distribution on Common Stock in shares of Common Stock, the conversion price for the Securities of such series in effect at the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be adjusted by multiplying such conversion price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the record date and the denominator of which shall be the sum of such number of shares of Common Stock and the total number of shares of Common Stock constituting such dividend or other distribution and the resulting adjusted conversion price shall become effective immediately after the opening of business on the day following the record date, except as provided in subsection (i) below.

          (b) In case the Company shall subdivide the outstanding Common Stock into a greater number of shares of Common Stock, the conversion price for the Securities of such series in effect at the opening of business on the day following the date upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case the Company shall combine the outstanding Common Stock into a smaller number of shares of Common Stock, the conversion price in effect at the opening of business on the day following the date upon which such combination becomes effective shall be proportionately increased, and the resulting reduced or increased conversion price, as the case may be, shall become effective immediately after the opening of business on the day following the date upon which such subdivision or combination becomes effective.

          (c) In case the Company shall issue rights or warrants to all holders of Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share of Common Stock (as defined for purposes of this subsection (c) in subsection (f) below), at the record date for the determination of stockholders entitled to receive such rights or warrants, the conversion price in effect immediately prior thereto shall be adjusted so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the date of issuance of such rights or warrants by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on the record date for issuance of such rights or warrants plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at such current market price, and the denominator of which shall be the number of shares of Common Stock outstanding on the record date for issuance of such rights or warrants plus the number of additional shares of Common Stock receivable upon exercise of such rights or warrants. Such adjustment shall be made successively whenever any such rights or warrants are issued, and shall become effective immediately, except as provided in subsection (i) below, after such record date. In determining whether any rights or warrants entitle the Holders of the Securities of such series to subscribe for or purchase shares of Common Stock at less than such current market price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Company for such rights or warrants plus the exercise price thereof, the value of such consideration or exercise price, as the case may be, if other than cash, to be determined by the Board of Directors.

          (d) In case the Company shall distribute to all holders of Common Stock any shares of capital stock of the Company (other than Common Stock) or evidences of its indebtedness or assets (excluding cash dividends or distributions paid from retained earnings of the Company or dividends payable in shares of Common Stock) or rights or warrants to subscribe for or purchase any of its securities (excluding those rights or warrants referred to in subsection (c) above) (any of the foregoing being herein in this subsection (d) called the "Distributed Securities"), then, in each such case, unless the Company elects to reserve such Distributed Securities for distribution to the Holders of Securities of such series upon the conversion so that any such Holder converting such Securities will receive upon such conversion, in addition to the shares of Common Stock to which such Holder is entitled, the amount and kind of Distributed Securities which such Holder would have received if such Holder had, immediately prior to the record date for the distribution of the Distributed Securities, converted Securities into Common Stock, the conversion price shall be adjusted so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the date of such distribution by a fraction the numerator of which shall be the current market price per share (as defined for purposes of this subsection (d) in subsection (f) below) of Common Stock on the record date mentioned above less the then fair market value (as determined by the Board of Directors, whose determination shall, if made in good faith, be conclusive) of the portion of the Distributed Securities so distributed allocable to one share of Common Stock and the denominator of which shall be the then current market price per share (as defined in subsection (f) below) of Common Stock; provided, however, that in the event the then fair market value (as so determined) of the portion of the Distributed Securities so distributed allocable to one share of Common Stock is equal to or greater than the current market price per share (as defined in subsection (f) below) of Common Stock on the record date mentioned above, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder of Securities of such series shall have the right to receive the amount and kind of Distributed Securities such holder would have received had he converted such Securities immediately prior to the record date for the distribution of the Distributed Securities. Such adjustment shall become effective immediately, except as provided in subsection (i) below, after the record date for the determination of stockholders entitled to receive such distribution.

          (e) If, pursuant to subsection (c) or (d) above, the conversion price shall have been adjusted because the Company has declared a dividend, or made a distribution, on the outstanding shares of Common Stock in the form of any right or warrant to purchase securities of the Company, or the Company has issued any such right or warrant, then, upon the expiration of any such unexercised right or unexercised warrant, the conversion price shall forthwith be adjusted to equal the conversion price that would have applied had such right or warrant never been declared, distributed or issued.

          (f) For the purposes of any computation under subsection (c) above, the current market price per share of Common Stock on any date shall be deemed to be the average of the reported last sales prices for the thirty consecutive Trading Days (as defined below) commencing forty-five Trading Days before the date in question. For the purpose of any computation under subsection
     (d) above, the current market price per share of Common Stock on any date shall be deemed to be the average of the reported last sales prices for the ten consecutive Trading Days before the date in question. The reported last sales price for each day (whether for purposes of subsection (c) or subsection (d)) shall be the reported last sales price, regular way, or, in case no sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in either case as reported on the New York Stock Exchange Composite Tape or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange at such time, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the National Market of the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or, if the Common Stock is not quoted on such National Market System, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by NASDAQ or, if bid and asked prices for the Common Stock on each such day shall not have been reported through NASDAQ, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm regularly making a market in the Common Stock selected for such purpose by the Board of Directors or a committee thereof or, if no such quotations are available, the fair market value of the Common Stock as determined by a New York Stock Exchange member firm regularly making a market in the Common Stock selected for such purpose by the Board of Directors or a committee thereof. As used herein, the term "Trading Day" with respect to the Common Stock means (x) if the Common Stock is listed or admitted for trading on the New York Stock Exchange or another national securities exchange, a day on which the New York Stock Exchange or such other national securities exchange is open for business or (y) if the Common Stock is quoted on the National Market of the NASDAQ, a day on which trades may be made on such National Market or (z) otherwise, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

          (g) No adjustment in the conversion price shall be required unless such adjustment would require an increase or decrease of at least 1% in such conversion price; provided, however, that any adjustments which by reason of this subsection (g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; and, provided further that adjustment shall be required and made in accordance with the provisions of this Article Fifteen (other than this subsection (g)) not later than such time as may be required in order to preserve the tax free nature of a distribution to the holders of Common Stock. All calculations under this Article Fifteen shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be, with one-half cent and 1/200 of a share, respectively, being rounded upward. Anything in this Section 1505 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the conversion price, in addition to those required by this Section 1505, as it in its discretion shall determine to be advisable in order that any stock dividend, subdivision of shares, distribution of rights or warrants to purchase stock or securities, or distribution of other assets (other than cash dividends) hereafter made by the Company to its stockholders shall not be taxable.

          (h) Whenever the conversion price is adjusted as herein provided, the Company shall promptly file with the Trustee, at the Corporate Trust Office of the Trustee, and with the office or agency maintained by the Company for the conversion of Securities of such series pursuant to Section 1002, an Officers' Certificate, setting forth the conversion price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, which certificate shall be conclusive evidence of the correctness of such adjustment. Neither the Trustee nor any conversion agent shall be under any duty or responsibility with respect to any such certificate or any facts or computations set forth therein, except to exhibit said certificate from time to time to any Holder of a Security of such series desiring to inspect the same. The Company shall promptly cause a notice setting forth the adjusted conversion price to be mailed to the Holders of Securities of such series, as their names and addresses appear upon the Security Register of the Company.

          (i) In any case in which this Section 1505 provides that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (y) issuing to the Holder of any Security of such series converted after such record date and before the occurrence of such event the additional shares of the Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (z) paying to such holder any amount in cash in lieu of any fractional share of Common Stock pursuant to Section 1506 hereof.

          (j) Whenever there shall be any change in the conversion price hereunder, then there shall be an adjustment (to the nearest hundredth of a share) in the number of shares of Common Stock receivable upon conversion of each Security, which adjustment shall become effective at the time such change in the conversion price becomes effective and shall be made by multiplying the number of shares of Common Stock receivable upon conversion of such Security immediately before such change in the conversion price by a fraction the numerator of which is the conversion price immediately before such change and the denominator of which is the conversion price immediately after such change. The conversion price per share of Common Stock shall be adjusted and readjusted from time to time as provided in this Section 1505 and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this
     Section 1505.

          (k) The form of Security need not be changed because of any adjustment made pursuant to this Section 1505 and Securities issued after such adjustment may state the same conversion price and the same number of shares of Common Stock as are stated in the Securities initially issued pursuant to this Indenture. The Company, however, may at any time in its sole discretion make any change in the form of Securities that it may deem appropriate to reflect such adjustment and that does not otherwise affect the substance thereof, and any Securities thereafter issued or countersigned, whether in exchange or substitution for outstanding Securities or otherwise, may be in the form as so changed.

         (1)   Reference is made to the Company's Rights Agreement, dated as of August 25, 1989, between the Company and Society National Bank, as successor Rights Agent, as such Rights Agreement may be from time to time amended, extended or otherwise modified, including any successor agreement or other similar agreement entered into in replacement thereof or substitution therefor (the "Rights Agreement"). Notwithstanding anything to the contrary in this Section 1505, no adjustment in the conversion price shall be required pursuant to this Section 1505 by virtue of the issuance of rights to purchase shares of Common Stock of the Company
     (each a "Right") pursuant to the Rights Agreement prior to such Rights becoming exercisable upon a Triggering Event (as such term is from time to time defined in the Rights Agreement) at a purchase price less than the current market price per share of Common Stock (as defined for purposes of Section 1505(c)). Upon the Rights becoming exercisable following a Triggering Event at a purchase price less than the current market price per share of Common Stock, the conversion price of a
     Security of such series shall be adjusted in accordance with Section 1505(c) above, as if the Rights were issued to all holders of shares of Common Stock on the date the Triggering Event occurred, provided,
                                                             --------
     however, that no such adjustment in the conversion price of a Security
     -------
     of such series shall be made if Rights held by the holder of such Security of such series would be voided in accordance with the terms of the Rights Agreement, and, provided further, that any adjustment to the conversion
                     ----------------
     price made pursuant to this Section 1505(1) shall be subject to further adjustment in accordance with Section 1505(e) (including, without limitation, if any Rights become void pursuant to the provisions of the Rights Agreement). Nothing in this Section 1505 shall be deemed to require the Company to maintain the Rights Agreement or restrict the Company's ability to amend or terminate the Rights Agreement in accordance with its terms.

Section 1506.  No Fractional Shares to Be Issued.
               ---------------------------------

               No fractional shares of Common Stock shall be issued upon conversions of Securities. If more than one Security of any series shall be surrendered for conversion at one time by the same holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities of such series (or specified portions thereof to the extent permitted hereby) so surrendered. Instead of a fraction of a share of Common Stock which would otherwise be issuable upon conversion of any Security or Securities (or specified portions thereof), the Company shall pay a cash adjustment (computed to the nearest cent, with one-half cent being rounded upward) in respect of such fraction of a share in an amount equal to the same fractional interest of the reported last sales price (as defined in Section 1505(e)) of the Common Stock on the Trading Day (as defined in
     Section 1505(e)) next preceding the day of conversion.

Section 1507. Preservation of Conversion Rights upon Consolidation, Merger, Sale
              ------------------------------------------------------------------
              or Conveyance.
              -------------

          In case of any consolidation of the Company with, or merger of the Company into, any other corporation (other than a consolidation or merger in which the Company is the continuing corporation), or in the case of any sale or transfer of all or substantially all of the assets of the Company, the corporation formed by such consolidation or the corporation into which the Company shall have been merged or the corporation which shall have acquired such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture, in accordance with the provisions of

Articles Eight and Nine as they relate to supplemental indentures, providing that the Holder of each Security then Outstanding of a series which was convertible into Common Stock shall have the right thereafter to convert such Security into the kind and amount of shares of stock and other securities and property, including cash, receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock of the Company into which such Securities might have been converted immediately prior to such consolidation, merger, sale or transfer. Such supplemental indenture shall conform to the provisions of the Trust Indenture Act as then in effect and shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article Fifteen. Neither the Trustee nor any conversion agent shall have any liability or responsibility for determining the correctness of any provision contained in any such supplemental indenture relating either to the kind or amount of shares of stock or other securities or property receivable by Holders of the Securities upon the conversion of their Securities after any such consolidation, merger, sale or transfer, or to any adjustment to be made with respect thereto and, subject to the provisions of Section 313 of the Trust Indenture Act, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, an Officers' Certificate with respect thereto and an Opinion of Counsel with respect to legal matters related thereto. If in the case of any such consolidation, merger, sale or transfer, the stock or other securities and property receivable by a Holder of the Securities includes stock or other securities and property of a corporation other than the successor or purchasing corporation, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holders of the Securities as the Board of Directors shall reasonably consider necessary. The above provisions of this Section 1507 shall similarly apply to successive consolidations, mergers, sales or transfers.

Section 1508. Notice to Holders of the Securities of a Series Prior to Taking
              ---------------------------------------------------------------
              Certain Types of Action.
              -----------------------

          With respect to the Securities of any series, in case:

          (a) the Company shall authorize the issuance to all holders of Common Stock of rights or warrants to subscribe for or purchase shares of its Capital Stock or of any other right;

          (b) the Company shall authorize the distribution to all holders of Common Stock of evidences of indebtedness or assets (except for cash dividends or distributions paid from retained earnings of the Company);

          (c) of any subdivision or combination of Common Stock or of any consolidation or merger to which the Company is a party and for which approval by the shareholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

          (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed with the Trustee and at the office or agency maintained for the purpose of conversion of Securities of such series pursuant to Section 1002, and shall cause to be mailed to the Holders of Securities of such series, at their last addresses as they shall appear on the Security Register of the Company, at least ten days prior to the applicable record date hereinafter specified, a notice stating (i) the date as of which the holders of Common Stock to be entitled to receive any such rights, warrants or distribution are to be determined, or (ii) the date on which any such subdivision, combination, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or other action is expected to become effective, and the date as of which it is expected that holders of record of Common Stock shall be entitled to exchange their Common Stock for securities or other property, if any, deliverable upon such subdivision, combination, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or other action. The failure to give the notice required by this Section 1508 or any defect therein shall not affect the legality or validity of any distribution, right, warrant, subdivision, combination, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or other action, or the vote upon any of the foregoing. Such notice shall also be published by and at the expense of the Company not later than the aforesaid filing date at least once in an Authorized Newspaper.

Section 1509.  Covenant to Reserve Shares for Issuance on Conversion of
               --------------------------------------------------------
               Securities.
               ----------

          The Company covenants that at all times it will reserve and keep available out of each class of its authorized Common Stock, free from preemptive rights, solely for the purpose of issue upon conversion of Securities of any series as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all Outstanding Securities of such series. The Company covenants that all shares of Common Stock which shall be so issuable shall, when issued or delivered, be duly and validly issued shares of Common Stock into which Securities of such series are convertible, and shall be fully paid and nonassessable, free of all liens and charges and not subject to preemptive rights and that, upon conversion, the appropriate capital stock accounts of the Company will be duly credited.

Section 1510.  Compliance with Governmental Requirements.
               -----------------------------------------

          The Company covenants that if any shares of Common Stock required to be reserved for purposes of conversion of Securities hereunder require registration or listing with or approval of any governmental authority under any Federal or State law, pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or any national or regional securities exchange on which Common Stock is listed at the time of delivery of any shares of Common Stock, before such shares may be issued upon conversion, the Company will use its best efforts to cause such shares to be duly registered, listed or approved, as the case may be.

Section 1511.  Payment of Taxes upon Certificates for Shares Issued upon
               ---------------------------------------------------------
               Conversion.
               ----------

          The issuance of certificates for shares of Common Stock upon the conversion of Securities shall be made without charge to the converting Holders for any tax (including, without limitation, all documentary and stamp taxes) in respect of the issuance and delivery of such certificates, and such certificates shall be issued in the respective names of, or in such names as may be directed by, the holders of the Securities converted; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the Holder of the Security converted, and the Company shall not be required to issue or deliver such certificate unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

Section 1512.  Trustee's Duties with Respect to Conversion Provisions.
               ------------------------------------------------------

          The Trustee and any conversion agent shall have no duty, responsibility or liability to any Holder to determine whether any facts exist which may require any adjustment of the conversion rate, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor any conversion agent shall be accountable with respect to the registration under securities laws, listing, validity or value (or the kind or amount) of any shares of Common Stock, or of any other securities or property, which may at any time be issued or delivered upon the conversion of any Security; and neither the Trustee nor any conversion agent makes any representation with respect thereto. Neither the Trustee nor any conversion agent shall be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of stock or stock certificates or other securities or property upon the surrender of any Security for the purpose of conversion; and the Trustee and any conversion agent, subject to the provisions of Section 313 of the Trust Indenture Act, shall not be responsible for any failure of the Company to comply with any of the covenants of the Company contained in this Article Fifteen.


                                ARTICLE SIXTEEN

                          Subordination of Securities

Section 1601. Securities Subordinate to Senior Indebtedness.
              ---------------------------------------------

          The Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that the payment of the principal of (and premium, if any, and Additional Amounts, if any) and interest, if any, on each and all of the Securities is hereby expressly subordinated, to the extent and in the manner hereinafter set forth in this Article, to the prior payment in full of all Senior Indebtedness.

Section 1602.  Payment Over of Proceeds upon Dissolution, Etc.
               ----------------------------------------------

          In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company, then and in any such event the holders of all Senior Indebtedness shall be entitled to receive payment in full of all amounts due on or in respect of all Senior Indebtedness, or provision shall be made for such payment in money or money's worth, before the Holders of the Securities are entitled to receive any payment on account of principal of (or premium, if any, or Additional Amounts, if any) or interest, if any, on the Securities, and to that end the holders of Senior Indebtedness shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in respect of the Securities in any such case, proceeding, dissolution, liquidation or other winding up or event.

          In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities before all Senior Indebtedness is paid in full or payment thereof provided for, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to a Responsible Officer of the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

          For purposes of this Article only, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment which are subordinated in right of payment to all Senior Indebtedness which may at the time be outstanding to the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article Eight.

Section 1603.  No Payment When Senior Indebtedness in Default.
               ----------------------------------------------

          (a) In the event and during the continuation of any default in the payment of principal of (or premium, if any) or interest on any Senior Indebtedness beyond any applicable grace period with respect thereto, or in the event that any event of default with respect to any Senior Indebtedness shall have occurred and be continuing permitting the holders of such Senior Indebtedness (or a trustee on behalf of the holders thereof) to declare such Senior Indebtedness due and payable prior to the date on which it would otherwise have become due and payable, unless and until such event of default shall have been cured or waived or shall have ceased to exist and such acceleration shall have been rescinded or annulled, or (b) in the event any judicial proceeding shall be pending with respect to any such default in payment, or event of default, then no payment shall be made by the Company on account of principal of (or premium, if any) or interest, if any, or Additional Amounts, if any, on the Securities or on account of the purchase or other acquisition of Securities; provided, however, that if as specified as contemplated by Section 301 Article Twelve is applicable to any series of Securities, nothing in this Section shall prevent the satisfaction of any sinking fund payment in accordance with Article Twelve by delivering and crediting pursuant to Section 1202 Securities of such series which have been acquired (upon redemption or otherwise) prior to such default in payment or event of default.

          In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to a Responsible Officer of the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

          The provisions of this Section shall not apply to any payment with respect to which Section 1602 would be applicable.

Section 1604.  Payment Permitted if No Default.
               -------------------------------

          Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in Section 1602 or under the conditions described in Section 1603, from making payments at any time of principal of (and premium, if any, or Additional Amounts, if any) or interest on the Securities, or (b) the application by the Trustee of any moneys deposited with it hereunder to the payment of or on account of the principal of (or premium, if any, or Additional Amounts, if any) or interest on the Securities or the retention by the Holder, if, at the time of such application by the Trustee, a Responsible Officer did not have knowledge that such payment would have been prohibited by the provisions of this Article.

Section 1605.  Subrogation to Rights of Holders of Senior Indebtedness.
               -------------------------------------------------------

          Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities shall be subrogated (equally and ratably with the holders of all Existing Subordinated Indebtedness and all indebtedness of the Company which by its express terms is subordinated to indebtedness of the Company to substantially the same extent as the Securities or the Existing Subordinated Indebtedness are subordinated and is entitled to like rights of subrogation) to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

Section 1606.  Provisions Solely to Define Relative Rights.
               -------------------------------------------

          The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness (and, in the case of Section 1614, the holders of Existing Subordinated Indebtedness and Entitled Persons in respect of Other Senior Obligations) on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any, or Additional Amounts, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms; (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness and of Existing Subordinated Indebtedness; or
(c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness, and under Section 1614 of Entitled Persons in respect of Other Senior Obligations, to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

Section 1607.  Trustee to Effectuate Subordination and Payment Provisions.
               ----------------------------------------------------------

          Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination and payment provisions provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

Section 1608.  No Waiver of Subordination Provisions.
               -------------------------------------

          No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any failure to act on the part of the Company or by any failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibilities to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

Section 1609.  Notice to Trustee.
               -----------------

          The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any trustee therefor or from any Entitled Persons in respect of Other Senior Obligations, and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of
Section 601, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal (and premium, if any, or Additional Amounts, if any) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date.

          Subject to the provisions of Section 601, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee therefor) or an Entitled Person in respect of Other Senior

Obligations to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee therefor) or an Entitled Person in respect of Other Senior Obligations. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness or an Entitled Person in respect of Other Senior Obligations to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness or Other Senior Obligations held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment or distribution to such Person pending judicial determination as to the right of such Person to receive such payment.

Section 1610.  Reliance on Judicial Order or Certificate of Liquidating Agent.
               --------------------------------------------------------------

          Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company and the Entitled Persons in respect of Other Senior Obligations, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

Section 1611.  Trustee Not Fiduciary for Holders of Senior Indebtedness or
               -----------------------------------------------------------
               Entitled Persons.
               ----------------

          The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness or Entitled Persons in respect of Other Senior Obligations and shall not be liable to any such holders or creditors if it shall in good faith pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness or Entitled Persons in respect of Other Senior Obligations shall be entitled by virtue of this Article or otherwise.

Section 1612.  Rights of Trustee as Holder of Senior Indebtedness or Entitled
               --------------------------------------------------------------
               Person; Preservation of Trustee's Rights.
               ----------------------------------------

          The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it and with respect to any Other Senior Obligations owed to the Trustee as an Entitled Person, to the same extent as any other holder of Senior Indebtedness or Entitled Person in respect of Other Senior Obligations, as the case may be, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder or Entitled Person.

          Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 606.

Section 1613.  Article Applicable to Paying Agents.
               -----------------------------------

          In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 1612 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

Section 1614.  Relationship to Existing Subordinated Indebtedness; Payment of
               --------------------------------------------------------------
Excess Proceeds in Certain Cases.
- - --------------------------------

          (a) The Securities shall not be superior in right of payment to any of the Existing Subordinated Indebtedness and the obligations of the Company evidenced by the Securities shall not constitute "senior indebtedness" as defined in the Society Subordinated Indenture or in the Old KeyCorp Subordinated Indentures, or in any other indenture or other instrument or document establishing or governing the terms of any other Existing Subordinated Indebtedness.

          (b)  Upon the occurrence of any of the events specified in clauses
(a), (b) and (c) of the first paragraph of Section 1602, the provisions of that Section and the corresponding provisions of each indenture or other instrument or document establishing or governing the terms of any Existing Subordinated Indebtedness shall be given effect in accordance with their respective terms to determine the amount of cash, property or securities which may be payable or deliverable as among the holders of Senior Indebtedness and the holders of "senior indebtedness", as defined in such indentures, instruments and documents, on the one hand, and the Holders of Securities and holders of Existing Subordinated Indebtedness, on the other hand. To the extent that the Securities and any Existing Subordinated Indebtedness rank equally and pari passu, the provisions of Section 1602 and the corresponding provisions of the indenture or other instrument or document establishing or governing the terms of such Existing Subordinated Indebtedness shall be given effect on a pro rata basis to determine the amount of cash, property or securities which may be payable or deliverable as between the holders of Senior Indebtedness and the holders of "senior indebtedness", as defined in such indentures, instruments and documents, on the one hand, and the Holders of Securities and holders of such Existing Subordinated Indebtedness, on the other hand.

          (c) If, after giving effect, to the extent applicable, to the provisions of Section 1602, Section 1605, Section 1614(b) and the respective corresponding provisions of each indenture or other instrument or document establishing or governing the terms of any Existing Subordinated Indebtedness, any amount of cash, property or securities shall be available for payment or distribution in respect of the Securities ("Excess Proceeds"), and any Entitled Persons in respect of Other Senior Obligations shall not have received payment in full of all amounts due on or in respect of such Other Senior Obligations (and provision shall not have been made for such payment in money or money's worth), then such Excess Proceeds shall first be applied (ratably with any amount of cash, property or securities available for payment or distribution in respect of any other indebtedness of the Company that by its express terms provides for the payment over of amounts corresponding to Excess Proceeds to Entitled Persons in respect of Other Senior Obligations) to pay or provide for the payment of the Other Senior Obligations remaining unpaid, to the extent necessary to pay all Other Senior Obligations in full, after giving effect to any concurrent payment or distribution to or for Entitled Persons in respect of Other Senior Obligations. Any Excess Proceeds remaining after the payment (or provision for payment) in full of all Other Senior Obligations shall be available for payment or distribution in respect of the Securities.

          (d) In the event that, notwithstanding the foregoing provisions of subsection (c) of this Section, the Trustee or Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, before all Other Senior Obligations are paid in full or payment thereof duly provided for, and if such fact shall, at or prior to the time of such payment or distribution have been made known to a Responsible Officer of the Trustee or, as the case may be, such Holder, then and in such event, subject to any obligation that the Trustee or such Holder may have pursuant to Section 1602, such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for payment in accordance with subsection (c).

          (e) Subject to the payment in full of all Other Senior Obligations, the Holders of the Securities shall be subrogated (equally and ratably with the holders of all indebtedness of the Company that by its express terms provides for the payment over of amounts corresponding to Excess Proceeds to Entitled Persons in respect of Other Senior Obligations and is entitled to like rights of subrogation) to the extent of the payments or distributions made to Entitled Persons in respect of Other Senior Obligations pursuant to subsection (c) or (d) of this Section to the rights of the Entitled Persons in respect of Other Senior Obligations to receive payments and distributions of cash, property and securities applicable to the Other Senior Obligations until the principal of (and premium, if any) and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to Entitled Persons in respect of Other Senior Obligations of any cash, property or securities to which Holders of the Securities or the Trustee would be entitled except for the provisions of this Section, and no payments over pursuant to the provisions of this Section to Entitled Persons in respect of Other Senior Obligations by Holders of Securities or the Trustee, shall, as among the Company, its creditors other than Entitled Persons in respect of Other Senior Obligations and the Holders of Securities be deemed to be a payment or distribution by the Company to or on account of the Other Senior Obligations.

          (f) The provisions of subsections (c), (d) and (e) of this Section are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the Entitled Persons in respect of Other Senior

Obligations, on the other hand, after giving effect to the rights of the holders of Senior Indebtedness, as provided in this Article. Nothing contained in subsections (c), (d) and (e) of this Section is intended to or shall affect the relative rights against the Company of the Holders of the Securities and (1) the holders of Senior Indebtedness, (2) the holders of Existing Subordinated Indebtedness or (3) other creditors of the Company other than Entitled Persons in respect of Other Senior Obligations.


                               ARTICLE SEVENTEEN

                       Repayment at the Option of Holders

Section 1701.  Applicability of Article.
               ------------------------

          Repayment of Securities of any series before their Stated Maturity at the option of Holders thereof shall be made in accordance with the terms of such Securities and (except as otherwise specified by the terms of such series established pursuant to Section 301) in accordance with this Article.

Section 1702.  Repayment of Securities.
               -----------------------

          Securities of any series subject to repayment in whole or in part at the option of the Holders thereof will, unless otherwise provided in the terms of such Securities, be repaid at the Repayment Price thereof, together with interest, if any, thereon accrued to the Repayment Date specified in or pursuant to the terms of such Securities. The Company covenants that on or before the Repayment Date it will deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series and except, if applicable, as provided in Sections 312(b), 312(d) and 312(e)) sufficient to pay the Repayment Price of, and (except if the Repayment Date shall be an Interest Payment Date) accrued interest on, all the Securities or portions thereof, as the case may be, to be repaid on such date.

Section 1703.  Exercise of Option.
               ------------------

          Securities of any series subject to repayment at the option of the Holders thereof will contain an "Option to Elect Repayment" form on the reverse of such Securities. To be repaid at the option of the Holder, any Security so providing for such repayment, with the "Option to Elect Repayment" form on the reverse of such Security duly completed by the Holder (or by the Holder's attorney duly authorized in writing), must be received by the Company at the Place of Payment therefor specified in the terms of such Security (or at such other place or places of which the Company shall from time to time notify the Holders of such Securities) not earlier than 45 days nor later than 30 days prior to the Repayment Date. If less than the entire Repayment Price of such

Security is to be repaid in accordance with the terms of such Security, the portion of the Repayment Price of such Security to be repaid, in increments of the minimum denomination for Securities of such series, and the denomination or denominations of the Security or Securities to be issued to the Holder for the portion of such Security surrendered that is not to be repaid, must be specified. Any Security providing for repayment at the option of the Holder thereof may not be repaid in part if, following such repayment, the unpaid principal amount of such Security would be less than the minimum authorized denomination of Securities of the series of which such Security to be repaid is a part. Except as otherwise may be provided by the terms of any Security providing for repayment at the option of the Holder thereof, exercise of the repayment option by the Holder shall be irrevocable unless waived by the Company.

Section 1704.  When Securities Presented for Repayment Become Due and Payable.
               --------------------------------------------------------------

          If Securities of any series providing for repayment at the option of the Holders thereof shall have been surrendered as provided in this Article and as provided by or pursuant to the terms of such Securities, such Securities or the portions thereof, as the case may be, to be repaid shall become due and payable and shall be paid by the Company on the Repayment Date therein specified, and on and after such Repayment Date (unless the Company shall default in the payment of such Securities on such Repayment Date) such Securities shall, if the same were interest-bearing, cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be repaid, except to the extent provided below, shall be void. Upon surrender of any such Security for repayment in accordance with such provisions, together with all coupons, if any, appertaining thereto maturing after the Repayment Date, the principal amount of such Security so to be repaid shall be paid by the Company, together with accrued interest, if any, to the Repayment Date; provided, however, that coupons whose Stated Maturity is on or prior to the Repayment Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified pursuant to Section 301, only upon presentation and surrender of such coupons, and provided further that, in the case of Registered Securities, installments of interest, if any, whose Stated Maturity is on or prior to the Repayment Date shall be payable (but without interest thereon, unless the Company shall default in the payment thereof) to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

          If any Bearer Security surrendered for repayment shall not be accompanied by all appurtenant coupons maturing after the Repayment Date, such Security may be paid after deducting from the amount payable therefor as provided in Section 1702 an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made as provided in the preceding sentence, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by coupons shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of those coupons.

          If any Security surrendered for repayment shall not be so repaid upon surrender thereof, the Repayment Price (together with interest, if any, thereon accrued to such Repayment Date) shall, until paid, bear interest from the Repayment Date at the rate of interest set forth in such Security or, in the case of an Original Issue Discount Security, at the Yield of Maturity of such Security.

Section 1705.  Securities Repaid in Part.
              --------------------------

          Upon surrender of any Registered Security which is to be repaid in part only, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge and at the expense of the Company, a new Registered Security or Securities of the same series, of any authorized denomination specified by the Holder, in an aggregate principal amount equal to and in exchange for the portion of the principal of such Security so surrendered which is not to be repaid.

                             ----------------------

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                               KEYCORP


                               By /s/ Carter B. Chase
                                  ------------------------------

Attest:

/s/ Daniel R. Stolzer
- - ------------------------------


                               BANKERS TRUST COMPANY


                               By /s/ Jenna Rossheim
                                  ------------------------------


Attest:

 /s/ Susan Gaon
- - ------------------------------

STATE OF OHIO            )
                         )     ss.:
COUNTY OF CUYAHOGA       )



          On the 14th day of June, 1994, before me personally came Carter B. Chase, to me known, who, being by me duly sworn, did depose and say that he is E.V.P., Gen. Counsel & Secretary of KeyCorp, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                         /s/ Janet M. Golem
                         ----------------------------
                         Janet M. Golem, Notary Public
                         My comm. exp. 11/4/95


STATE OF NEW YORK        )
                         )     ss.:
COUNTY OF NEW YORK       )



          On the ____ day of _________________________, 1994, before me personally came __________________________, to me known, who, being by me duly sworn, did depose and say that he is a Trust Officer of Bankers Trust Company, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                         ----------------------------

STATE OF OHIO            )
                         )     ss.:
COUNTY OF CUYAHOGA       )



          On the ____ day of _________________________, 1994, before me personally came _________________________, to me known, who, being by me duly sworn, did depose and say that he is _____________________ of KeyCorp, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                         ----------------------------



STATE OF NEW YORK        )
                         )     ss.:
COUNTY OF NEW YORK       )



          On the 20th day of July, 1994, before me personally came Jenna Rossheim, to me known, who, being by me duly sworn, did depose and say that she is an Assistant Vice President of Bankers Trust Company, one of the corporations described in and which executed the foregoing instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that she signed her name thereto by like authority.

                         /s/ Margaret Bereza
                         ----------------------------
                         Margaret Bereza
                         Notary Public - State of New York
                         No. 31-5023900
                         Qualified New York County
                         Commission Expires 2/22/96

                                   EXHIBIT A

                             FORMS OF CERTIFICATION


                                  EXHIBIT A-1

                       FORM OF CERTIFICATE TO BE GIVEN BY
                   PERSON ENTITLED TO RECEIVE BEARER SECURITY
                      OR TO OBTAIN INTEREST PAYABLE PRIOR
                              TO THE EXCHANGE DATE

                                  CERTIFICATE


                    [Insert title or sufficient description
                     --------------------------------------
                         of Securities to be delivered]
                         -----------------------------


          This is to certify that as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States federal income taxation regardless of its source ("United States persons(s)"), (ii) are owned by United States person(s) that are
(a) foreign branches of United States financial institutions (financial institutions, as defined in United States Treasury Regulations Section 1.165-12(c)(1)(v) are herein referred to as "financial institutions") purchasing for their own account or for resale, or (b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise [Name of Issuer] or its agent that such financial institution will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the United States Internal Revenue Code of 1986, as amended, and the regulations thereunder), or
(iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and, in addition, if the owner is a United States or foreign financial institution described in clause
(iii) above (whether or not also described in clause (i) or (ii)), this is to further certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

          As used herein, "United States" means the United States of America (including the states and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

          We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the above-captioned Securities held by you for our account in accordance with your Operating Procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

          This certificate excepts and does not relate to [U.S.$]____________ of such interest in the above-captioned Securities in respect of which we are not able to certify and as to which we understand an exchange for an interest in a Permanent Global Security or an exchange for and delivery of definitive Securities (or, if relevant, collection of any interest) cannot be made until we do so certify.

          We understand that this certificate may be required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.



Dated:

[To be dated no earlier than the
15th day prior to (i) the Exchange
Date or (ii) the relevant Interest
Payment Date occurring prior to
the Exchange Date, as applicable]

                                  [Name of Person Making
                                  Certification]


                                  -------------------------------------------
                                  (Authorized Signatory)
                                   --------------------
                                  Name:
                                  Title:



                                     A-1-2

                                  EXHIBIT A-2

                  FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR
                               AND CEDEL S.A. IN
                 CONNECTION WITH THE EXCHANGE OF A PORTION OF A
                TEMPORARY GLOBAL SECURITY OR TO OBTAIN INTEREST
                       PAYABLE PRIOR TO THE EXCHANGE DATE

                                  CERTIFICATE


                    [Insert title or sufficient description
                     --------------------------------------
                         of Securities to be delivered]
                         -----------------------------


         This is to certify that based solely on written certifications that we have received in writing, by tested telex or by electronic transmission from each of the persons appearing in our records as persons entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially in the form attached hereto, as of the date hereof, [U.S.$]__________ principal amount of the above-captioned Securities (i) is owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States person(s)"), (ii) is owned by United States person(s) that are (a) foreign branches of United States financial institutions (financial institutions, as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v) are herein referred to as "financial institutions") purchasing for their own account or for resale, or (b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such financial institution has agreed, on its own behalf or through its agent, that we may advise [Name of Issuer] or its agent that such financial institution will comply with the requirements of
Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)) and, to the further effect, that financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

         As used herein, "United States" means the United States of America (including the states and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

         We further certify that (i) we are not making available herewith for exchange (or, if relevant, collection of any interest) any portion of the temporary global Security representing the above-captioned Securities excepted in the above-referenced certificates of

Member Organizations and (ii) as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

         We understand that this certification is required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Dated:

[To be dated no earlier than
the Exchange Date or the
relevant Interest Payment Date
occurring prior to the Exchange
Date, as applicable]

                                  [MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                                  BRUSSELS OFFICE, as Operator of the Euroclear System]
                                  [CEDEL]


                                  By
                                    -------------------------------------------


                                     A-2-2